Exhibit 10.14

Office Lease Agreement dated December 9, 2002 between the Company and Christie Avenue Partners - JS
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                                  OFFICE LEASE

                                MARKETPLACE TOWER

                             Emeryville, California

             -------------------------------------------------------

                                    LANDLORD

                          CHRISTIE AVENUE PARTNERS - JS


                                     TENANT

                                  NETOPIA, INC.
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                                  OFFICE LEASE

                                MARKETPLACE TOWER
                             6001 Shellmound Street
                             Emeryville, California

                         ------------------------------

                             BASIC LEASE INFORMATION

Lease Date:             December 9, 2002

Landlord:               Christie Avenue Partners - JS, a California limited
                        partnership

Tenant:                 Netopia, Inc., a Delaware corporation

Premises:               Approximately 30,438 square feet of Rentable Area
                        located on the fourth and fifth floor of the Building, as shown on the Floor Plans attached to this Lease as Exhibit A.

Term:                   Sixty-six (66) months from the Commencement Date.

Commencement Date:      January 1, 2003

Rent Commencement Date: August 1, 2003

Expiration Date:        June 30, 2008.

Base Rent:              Period of Term                    Amount
                        --------------                    ------
                        Rent Commencement Date to         $50,831.46/month
                        December 31, 2003

                        January 1, 2004 to                $52,353.36/month
                        December 31, 2004

                        January 1, 2005 to                $53,875.26/month
                        December 31, 2005

                        January 1, 2006 to                $55,701.54/month
                        December 31, 2006

                        January 1, 2007 to                $57,223.44/month
                        December 31, 2007

                        January 1, 2008 to                $59,049.72/month
                        June 30, 2008


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Base Year:              Calendar year 2003

Tenant's
Percentage Share:       28.61%

Permitted Use:          General office use and incidental uses thereto

Security Deposit:       $152,500

Tenant's Address:       Marketplace Tower
                        6001 Shellmound Street, 4TH Floor
                        Emeryville, California 94608

Landlord's Address:     c/o TMG Partners
                        100 Bush Street
                        Suite 2600
                        San Francisco, California 94104

Brokers:
   Landlord's Broker:   Colliers International
   Tenant's Broker:     Cushman & Wakefield

Exhibits and Addenda:
   Exhibit A:           Floor Plans of Premises
   Exhibit B:           Legal Description of Land
   Exhibit C:           Intentionally Deleted
   Exhibit D            Rules and Regulations of the Marketplace
   Exhibit E:           Commencement Memorandum
   Exhibit F            Building Holidays

The Basic Lease Information is incorporated into and made a part of the Lease. Each reference in the Lease to any Basic Lease Information shall mean the applicable information set forth above. In the event of any conflict between an item in the Basic Lease Information and the Lease, the Lease shall control.


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.    Definitions............................................................1
      1.1   Terms Defined....................................................1
      1.2   Effect of Certain Defined Terms..................................4

2.    Lease of Premises......................................................4
      2.1   Premises.........................................................4
      2.2   Roof Antenna/Dish................................................4

3.    Term; Condition and Acceptance of Premises.............................5
      3.1   Commencement and Acceptance......................................5

4.    Rent...................................................................5
      4.1   Obligation to Pay Base Rent......................................5
      4.2   Manner of Rent Payment...........................................6
      4.3   Additional Rent..................................................6
      4.4   Late Payment of Rent; Interest...................................6

5.    Calculation and Payments of Escalation Rent............................6
      5.1   Payment of Estimated Escalation Rent.............................6
      5.2   Escalation Rent Statement and Adjustment.........................7
      5.3   Proration for Partial Year.......................................8

6.    Impositions Payable by Tenant..........................................8

7.    Use of Premises........................................................8
      7.1   Permitted Use....................................................8
      7.2   No Violation of Legal and Insurance Requirements.................8
      7.3   Compliance with Legal, Insurance and Life Safety
            Requirements.....................................................8
      7.4   No Nuisance......................................................9
      7.5   Hazardous Substances.............................................9
      7.6   Special Provisions Relating to The Americans With
            Disabilities Act of 1990........................................11

8.    Building Services.....................................................12
      8.1   Maintenance of Marketplace......................................12
      8.2   Building Standard Services......................................12
      8.3   Interruption or Unavailability of Services......................13
      8.4   Tenant's Use of Excess Electricity and Water....................13
      8.5   Provision of Additional Services................................13

9.    Maintenance of Premises...............................................14

10.   Alterations to Premises...............................................14
      10.1  Landlord Consent; Procedure.....................................14


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      10.2  General Requirements............................................14
      10.3  Removal of Alterations..........................................15

11.   Liens.................................................................15

12.   Damage or Destruction.................................................15
      12.1  Obligation to Repair............................................15
      12.2  Election to Terminate...........................................16
      12.3  Cost of Repairs.................................................16
      12.4  Damage at End of Term...........................................16
      12.5  Waiver of Statutes..............................................16

13.   Eminent Domain........................................................16
      13.1  Effect of Taking................................................16
      13.2  Condemnation Proceeds...........................................17
      13.3  Restoration of Premises.........................................17
      13.4  Taking at End of Term...........................................17
      13.5  Tenant Waiver...................................................17

14.   Insurance.............................................................17
      14.1  Liability Insurance.............................................17
      14.2  Form of Policies................................................18
      14.3  Workers' Compensation Insurance.................................18
      14.4  Additional Tenant Insurance.....................................18
      14.5  Property Insurance..............................................18

15.   Waiver of Subrogation Rights..........................................18

16.   Tenant's Waiver of Liability and Indemnification......................19
      16.1  Waiver and Release..............................................19
      16.2  Indemnification of Landlord.....................................19
      16.3  Indemnification of Tenant.......................................19

17.   Assignment and Subletting.............................................20
      17.1  Compliance Required.............................................20
      17.2  Request by Tenant; Landlord Response............................20
      17.3  Conditions for Landlord Approval................................20
      17.4  Costs and Expenses..............................................21
      17.5  Payment of Excess Rent and Other Consideration..................21
      17.6  Assumption of Obligations; Further Restrictions on
            Subletting......................................................21
      17.7  No Release......................................................22
      17.8  No Encumbrance..................................................22
      17.9  Exempt Transfers................................................22

18.   Rules and Regulations.................................................23

19.   Entry of Premises by Landlord.........................................23
      19.1  Right to Enter..................................................23


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      19.2  Tenant Waiver of Claims.........................................23

20.   Default and Remedies..................................................24
      20.1  Events of Default...............................................24
      20.2  Notice to Tenant................................................24
      20.3  Remedies Upon Occurrence of Default.............................25
      20.4  Damages Upon Termination........................................25
      20.5  Computation of Certain Rent for Purposes of Default.............25
      20.6  Landlord's Right to Cure Defaults...............................26
      20.7  Remedies Cumulative.............................................26
      20.8  Landlord's Default..............................................26
      20.9  Notice to Lender................................................26
      20.10 Limitation of Landlord's Liability..............................27

21.   Subordination, Attornment and Nondisturbance..........................27
      21.1  Subordination and Attornment....................................27
      21.2  Nondisturbance..................................................27

22.   Sale or Transfer by Landlord; Lease Non-Recourse......................27
      22.1  Release of Landlord on Transfer.................................27
      22.2  Lease Nonrecourse to Landlord...................................28

23.   Estoppel Certificate..................................................28
      23.1  Procedure and Content...........................................28
      23.2  Effect of Certificate...........................................28

24.   No Light, Air, or View Easement.......................................28

25.   Holding Over..........................................................29

26.   Security Deposit......................................................29

27.   Waiver................................................................31

28.   Notices and Consents; Tenant's Agent for Service......................31

29.   Tenant's Authority....................................................32

30.   Automobile Parking....................................................32
      30.1  Tenant's Appurtenant Parking Rights.............................32
      30.2  Parking Fee.....................................................33
      30.3  Allocation of Risk..............................................33


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31.   Tenant to Furnish Financial Statements................................33

32.   Tenant's Signs........................................................34

33.   Miscellaneous.........................................................34
      33.1  No Joint Venture................................................34
      33.2  Successors and Assigns..........................................34
      33.3  Construction and Interpretation.................................34
      33.4  Severability....................................................34
      33.5  Entire Agreement; Amendments....................................35
      33.6  Governing Law...................................................35
      33.7  Litigation Expenses.............................................35
      33.8  Standards of Performance and Approvals..........................35
      33.9  Brokers.........................................................35
      33.10 Memorandum of Lease.............................................36
      33.11 Quiet Enjoyment.................................................36
      33.12 Surrender of Premises...........................................36
      33.13 Name of Building; Address.......................................36
      33.14 Exhibits........................................................36
      33.15 Time of the Essence.............................................36

EXHIBITS
Exhibit A    Floor Plans of Premises
Exhibit B    Legal Description of Land
Exhibit C    Intentionally Deleted
Exhibit D    Rules and Regulations
Exhibit E    Commencement Memorandum
Exhibit F    Building Holidays


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                                      LEASE

      THIS LEASE is made and entered into by and between Landlord and Tenant as of the Lease Date. Landlord and Tenant hereby agree as follows:

      1. Definitions.

            1.1 Terms Defined. The following terms have the meanings set forth below. Certain other terms have the meanings set forth in the Basic Lease Information or elsewhere in this Lease.

      Alterations: Alterations, additions or other improvements to the Premises made by or on behalf of Tenant.

      Base Operating Expenses and Base Real Estate Taxes: The Operating Expenses and the Real Estate Taxes paid or incurred by Landlord in the Base Year.

      Building: The building consisting of ground floor retail and 7-stories of office use located on the Land, commonly known as 6001 Shellmound Street, Emeryville, California.

      Marketplace: The Land, the Building, the Shopping Center, landscaping, paved walkways, driveways and all other improvements at any time located on the Land, and all appurtenances related thereto, commonly known as The Marketplace.

      Escalation Rent: Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses and in Real Estate Taxes, each as paid or incurred by Landlord in each calendar year, or part thereof, after the Base Year, over the amount of Base Operating Expenses and Base Real Estate Taxes. If the Building or the Marketplace is less than ninety-five percent (95%) occupied during any part of any year (including the Base Year), Landlord shall make an appropriate adjustment of the variable components of Operating Expenses and Real Estate Taxes for that year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses and Real Estate Taxes that would have been incurred during such year if the Building and the Marketplace had been ninety-five percent (95%) occupied during the entire year (and, if applicable, if the tenant improvements in the Building had been fully constructed and the Land, the Marketplace, the Building, and all tenant improvements in the Building and the Marketplace had been fully assessed for Real Estate Tax purposes). This amount shall be considered to have been the amount of Operating Expenses and Real Estate Taxes for that year. For purposes hereof, "variable components" include only those component expenses that are affected by variations in occupancy levels.

      Impositions: Taxes, assessments, charges, excises and levies, business taxes, licenses, permits, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind at any time levied, assessed, charged or imposed by any federal, state or local entity, (i) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises, or the cost or value of any alterations, additions or other improvements to the Premises made by or on behalf of Tenant; (ii) upon, or


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measured by, any Rent payable hereunder, including any gross receipts tax; (iii)
upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; or (iv) upon this Lease transaction, or any document to which Tenant is a party creating or transferring any interest or estate in the Premises. Impositions do not include Real Estate Taxes, franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Imposition.

      Land: The parcel of land described on Exhibit B attached to this Lease.

      Operating Expenses: All costs of management, operation, maintenance and repair of the Marketplace, including, but not limited to, the following: (i) salaries, wages, benefits and other payroll expenses of employees engaged in the operation, maintenance or repair of the Marketplace; (ii) commercially reasonable property management fees and expenses; (iii) rent (or rental value) and expenses for Landlord's and any property manager's offices in the Marketplace; (iv) electricity, natural gas, water, waste disposal, sewer, heating, lighting, air conditioning and ventilating and other utilities; (v) janitorial, maintenance, security, life safety and other services, such as alarm service, window cleaning and elevator maintenance and uniforms for personnel providing services; (vi) repair and replacement, resurfacing or repaving of paved areas, sidewalks, curbs and gutters (except that any such work which constitutes a capital improvement shall be included in Operating Expenses in the manner provided in clause (xiv) below); (vii) landscaping, ground keeping, management, operation, and maintenance and repair of all public, private and park areas adjacent to the Building; (viii) materials, supplies, tools and rental equipment; (ix) license, permit and inspection fees and costs; (x) insurance premiums and costs (including an imputed insurance premium if Landlord self-insures, or a proportionate share if Landlord insures under a "blanket" policy), and the deductible portion of any insured loss under Landlord's insurance; (xi) sales, use and excise taxes; (xii) legal, accounting and other professional services for the Marketplace, including costs, fees and expenses of contesting the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building; (xiii) rental costs of leased furniture, fixtures, and equipment; and (xiv) the cost of any capital improvements to the Marketplace made at any time to the Marketplace that are intended in Landlord's reasonable judgment as labor saving devices, or to reduce or eliminate other Operating Expenses or to effect other economies in the operation, maintenance, or management of the Marketplace, or that are necessary or appropriate in Landlord's judgment for the health and safety of occupants of the Marketplace, or that are required under any law, ordinance, rule, regulation or order which was not applicable to the Marketplace as of the Commencement Date, all amortized over the useful life or such other reasonable period as Landlord shall determine at the rate paid by Landlord on funds borrowed for the purpose of constructing or installing such capital improvements or at an imputed interest rate of eight percent (8%) per annum, as applicable. Operating Expenses shall not include: (A) Real Estate Taxes; (B) legal fees, brokers' commissions or other costs incurred in the negotiation, termination, or extension of leases or in proceedings involving a specific tenant; (C) depreciation; (D) interest, amortization or other payments on loans to Landlord except as a component of amortization as set forth above; (E) the cost of capital improvements, except as set forth above;
(F) the wages and benefits of any employee who does not devote substantially all of his or her time to the Building unless such wages and benefits are prorated to reflect time spent


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on maintaining, securing, repairing, operating or managing the Building vis-a-vis time spent on matters unrelated to such activities; (G) costs paid to Landlord or to affiliates of Landlord for services in the Building to the extent the same materially exceed or would materially exceed the costs for such services if rendered by first class unaffiliated third parties on a competitive basis, and (H) salaries of personnel above the grade of senior property manager, senior controller, senior accountant and senior engineer. Subject to the provisions of this definition, the determination of Operating Expenses shall be made by Landlord in accordance with generally accepted accounting principles and practices consistently applied. The term "Operating Expenses" shall include the following: (i) 100% of Operating Expenses, as defined above, paid with respect to or fairly allocated to the office portion of the Building, (ii) 87.75% of Operating Expenses, as defined above, paid with respect to or fairly allocated to the common area portion of the Building, and (iii) 40.93% of Operating Expenses, as defined above, paid with respect to or fairly allocated to the Marketplace. The foregoing percentages shall be equitably recalculated if at any time during the Term the square footage of the improvements owned by Landlord on the Marketplace changes, including a change in the square footage of the improvements owned by Landlord resulting from a sale of the improvements within the Land (for example, if Landlord were to sell the theatre located within the Shopping Center).

      Real Estate Taxes: 40.93% of all taxes, assessments and charges now or hereafter levied or assessed upon, or with respect to, the Marketplace or any portion thereof, or any personal property of Landlord used in the operation thereof or located therein, or Landlord's interest in the Marketplace or such personal property, by any federal, state or local entity, including: (i) all real property taxes and general and special assessments; (ii) charges, fees or assessments for transit, housing, day care, open space, art, police, fire or other governmental services or benefits to the Marketplace; (iii) service payments in lieu of taxes; (iv) any tax, fee or excise on the use or occupancy of any part of the Marketplace, or on rent for space in the Marketplace; (v) any other tax, fee or excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes; and (vi) reasonable fees and expenses, including those of consultants or attorneys, incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes. Real Estate Taxes do not include: (A) franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Real Estate Tax; (B) Impositions and all similar amounts payable by tenants of the Marketplace under their leases; and (C) penalties, fines, interest or charges due for late payment of Real Estate Taxes by Landlord. If any Real Estate Taxes are payable, or may at the option of the taxpayer be paid, in installments, such Real Estate Taxes shall, together with any interest that would otherwise be payable with such installment, be deemed to have been paid in installments, amortized over the maximum time period allowed by applicable law.

      Rent: Base Rent, Escalation Rent and all other additional charges and amounts payable by Tenant in accordance with this Lease.

      Rentable Area: As to the floor leased entirely by Tenant, the sum of (i) all areas within exterior permanent Building walls measured to the inside glass surface of outer Building walls as specified in ANZI/BOMA 1996 Standards, including restrooms, janitor, telephone and electrical closets, mechanical areas, and columns and projections necessary to the Building, but excluding


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public stairs, elevator shafts and pipe shafts plus (ii) Tenant's pro rata share of Building Common Areas. "Building Common Area" shall mean the total area of the lobby of the Building and the total area on a floor consisting of restrooms, janitor, telephone and electrical closets, mechanical areas and public corridors providing access to tenant space on such floor, but excluding public stairs, elevator shafts and pipe shafts.

      Shopping Center: The retail center and movie theater located on the Land.

      Tenant's Percentage Share: The percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by dividing the Rentable Area of the Premises, as specified in the Basic Lease Information by the total Rentable Area of the Building, and multiplying such quotient by one hundred (100). In the event Tenant's Percentage Share is changed during a calendar year by reason of a change in the Rentable Area of the Premises or a change in the total Rentable Area of the Building, Tenant's Percentage Share shall thereafter mean the result obtained by dividing the then Rentable Area of the Premises by the then total Rentable Area of the Building and multiplying such quotient by one hundred
(100). For the purposes of determining Tenant's Percentage Share of Escalation Rent, Tenant's Percentage Share shall be determined on the basis of the number of days during such calendar year at each such Percentage Share.

      Term: The period from the Commencement Date to the Expiration Date.

      Wattage Allowance: The product obtained by multiplying the Rentable Area of the Premises by .6518 KWH per month. "Lighting Wattage Allowance" the product obtained by multiplying the Rentable Area of the Premises by .39 KWH per month

            1.2 Effect of Certain Defined Terms. The parties acknowledge that the Rentable Area of the Premises and the Building have been finally determined by the parties as part of this Lease for all purposes, including the calculation of Tenant's Percentage Share and will not, except as otherwise provided in this Lease, be changed.

      2. Lease of Premises.

            2.1 Premises. Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the non-exclusive right to use, in common with others, the lobbies, entrances, stairs, elevators, plazas, pedestrian walkways, restrooms, and other public portions of the Building, all subject to the terms, covenants and conditions set forth in this Lease. All the windows and exterior walls of the Premises, the terraces adjacent to the Premises, if any, and any space in the Premises used for shafts, columns, projections, stacks, pipes, conduits, ducts, electric utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of management, operation, maintenance and repairs, are reserved to Landlord.

            2.2 Roof Antenna/Dish. Subject to Tenant's compliance (at Tenant's sole cost and expense) with all applicable Laws, and subject to Tenant obtaining Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall have the right to elect, by delivery of written notice to Landlord, to install, at Tenant's sole cost and expense, an antenna or satellite dish on the roof of the Building in a location determined by Landlord in its sole


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discretion (the "Dish"). Tenant shall be solely responsible for the installation, insurance, maintenance and repair of the Dish and the repair of any damage to the roof of the Building caused by Tenant's use, installation or maintenance of the Dish. The Dish shall be of reasonable size and design so as not to materially and adversely affect the Building structure, loading, systems or aesthetics. Tenant's use and installation of the Dish shall not interfere with the use of antennas or satellite dishes by other tenants of the Building. The Dish may be installed only after the acquisition by Tenant of all appropriate permits, consents and licenses. The provisions of this Lease regarding Alterations shall apply as if the installation of the Dish were a Tenant Alteration.

      3. Term; Condition and Acceptance of Premises.

            3.1 Commencement and Acceptance.

                  3.1.1 Landlord's Work. Tenant acknowledges that it shall lease the Premises in their "as is" condition, and Landlord shall have no obligation to make any other improvements or to perform any other work in the Premises except as otherwise expressly set forth herein. Tenant's occupancy of all or any portion of the Premises shall constitute Tenant's acceptance of the Premises in the condition called for by this Lease. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease.

                  3.1.2 Delay in Delivery. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant by January 1, 2003 (the "Outside Date"), this Lease shall not be void or voidable for a period of ninety
(90) days thereafter, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. No delay in delivery of the Premises for any reason whatsoever shall operate to extend the Expiration Date or the Term. In the event that the Premises are delivered to Tenant on any date other than the Outside Date, Landlord and Tenant shall execute a Commencement Memorandum in the form as set forth in Exhibit E attached to this Lease. The Outside Date shall be extended to the extent of any delays beyond the reasonable control of Landlord, including Force Majeure (as defined below). For purposes of this Section 3.1, "Force Majeure" shall mean any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of Landlord.

      4. Rent.

            4.1 Obligation to Pay Base Rent. Tenant shall pay Base Rent to Landlord, in advance, in equal monthly installments, commencing on or before the Rent Commencement Date, and thereafter on or before the first day of each calendar month during the Term. If the Rent Commencement Date and/or Expiration Date is other than the first day of a calendar month, the installment of Base Rent for the first and/or last fractional month of the Term shall be prorated on a daily basis.


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            4.2 Manner of Rent Payment. All Rent shall be paid by Tenant without notice, demand, abatement, deduction or offset, (except as expressly set forth herein) in lawful money of the United States of America, payable to Landlord, at Landlord's Address as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

            4.3 Additional Rent. All Rent not characterized as Base Rent or Escalation Rent shall constitute additional rent, and if payable to Landlord shall, unless otherwise specified in this Lease, be due and payable twenty (20) days after Tenant's receipt of Landlord's invoice therefor.

            4.4 Late Payment of Rent; Interest. Tenant acknowledges that late payment by Tenant of any Rent will cause Landlord to incur administrative costs not contemplated by this Lease, the exact amount of which are extremely difficult and impracticable to ascertain based on the facts and circumstances pertaining as of the Lease Date. Accordingly, if any Rent is not paid by Tenant when due, Tenant shall pay to Landlord, with such Rent, a late charge equal to five percent (5%) of such Rent, provided, however, that the first late payment in any calendar year shall not result in any late charge payment unless such payment of Rent is not received within three (3) days after notice by Landlord to Tenant. Any Rent, other than late charges, due Landlord under this Lease, if not paid when due, shall also bear interest from the date due until paid, at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted. The parties acknowledge that such late charge and interest represent a fair and reasonable estimate of the administrative costs and loss of use of funds Landlord will incur by reason of a late Rent payment by Tenant, but Landlord's acceptance of such late charge and/or interest shall not constitute a waiver of Tenant's default with respect to such Rent or prevent Landlord from exercising any other rights and remedies provided under this Lease, at law or in equity.

      5. Calculation and Payments of Escalation Rent. During each full or partial calendar year of the Term subsequent to the Base Year, Tenant shall pay to Landlord Escalation Rent in accordance with the following procedures:

            5.1 Payment of Estimated Escalation Rent. During December of the Base Year and December of each subsequent calendar year, or as soon thereafter as practicable, Landlord shall give Tenant notice of its reasonable estimate of Escalation Rent due for the next ensuing calendar year. On or before the first day of each month during such next ensuing calendar year, Tenant shall pay to Landlord in advance, in addition to Base Rent, one-twelfth (1/12th) of such estimated Escalation Rent. In the event such notice is given after December 31st of any year during the Term, (i) Tenant shall continue to pay Escalation Rent on the basis of the prior calendar year's estimate until the month after such notice is given, (ii) subsequent payments by Tenant shall be based of the estimate of Escalation Rent set forth in Landlord's notice, and (iii) with the first monthly payment of Escalation Rent based on the estimate set forth in Landlord's notice, Tenant shall also pay the difference, if any, between the amount previously paid for such calendar year and the amount which Tenant would have paid through the month in which such notice is given, based on Landlord's noticed estimate or, in the alternative, if such amount previously paid by Tenant for such calendar year through the month in which such notice is given exceeds the amount which Tenant would have paid through such month based on

Landlord's noticed estimate, Landlord shall credit such excess amount against the next monthly payments of Escalation Rent due from Tenant. If at any time Landlord reasonably determines that the Escalation Rent for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may, by notice to Tenant, revise its estimate for such calendar year, and subsequent payments by Tenant for such calendar year shall be based upon such revised estimate.

            5.2 Escalation Rent Statement and Adjustment. Within one hundred twenty (120) days after the close of each calendar year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of the actual Escalation Rent for such calendar year, accompanied by a statement prepared by Landlord showing in reasonable detail the Operating Expenses and the Real Estate Taxes comprising the actual Escalation Rent. If Landlord's statement shows that Tenant owes an amount less than the payments previously made by Tenant for such calendar year, Landlord shall credit the difference first against any sums then owed by Tenant to Landlord and then against the next payment or payments of Rent due Landlord, except that if a credit amount is due Tenant after termination of this Lease, Landlord shall pay to Tenant any excess remaining after Landlord credits such amount against any sums owed by Tenant to Landlord within twenty
(20) days after delivery of the statement. If Landlord's statement shows that Tenant owes an amount more than the payments previously made by Tenant for such calendar year, Tenant shall pay the difference to Landlord within twenty (20) days after delivery of the statement. Tenant may, within 85 days after receiving Landlord's comparative statement, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Operating Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be a licensed CPA that is a partner or employee of a reputable firm of certified public accountants. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 55 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's comparative statement for that year. If Tenant fails to give Landlord an Objection Notice within the 55 day period or fails to provide Landlord with a Review Notice within the 85 day period described above, Tenant shall be deemed to have approved Landlord's comparative statement and shall be barred from raising any claims regarding the Operating Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Operating Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Base Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Operating Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Operating Expenses unless Tenant has paid and continues to pay all Base Rent when due.

            5.3 Proration for Partial Year. If this Lease terminates other than on the last day of a calendar year (other than due to Tenant's default), the amount of Escalation Rent for such fractional calendar year shall be prorated on a daily basis. Upon such termination, Landlord may, at its option, calculate the adjustment in Escalation Rent prior to the time specified in Section 5.2 above. Tenant's obligation to pay Escalation Rent, as set forth in Section 5.2, above, shall survive the expiration or termination of this Lease.

      6. Impositions Payable by Tenant. Tenant shall pay all Impositions prior to delinquency. If billed directly to Tenant, Tenant shall pay such Impositions and concurrently deliver to Landlord evidence of such payments. If any Impositions are billed to Landlord or included in bills to Landlord for Real Estate Taxes or other charges, then Tenant shall pay to Landlord all such amounts within twenty (20) days after delivery of Landlord's invoice therefor. If applicable law prohibits Tenant from reimbursing Landlord for an Imposition, but Landlord may lawfully increase the Base Rent to account for Landlord's payment of such Imposition, the Base Rent payable to Landlord shall be increased to net to Landlord the same return without reimbursement of such Imposition as would have been received by Landlord with reimbursement of such Imposition. Tenant's obligation to pay Impositions which have accrued and remain unpaid upon the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease.

      7. Use of Premises.

            7.1 Permitted Use. The Premises shall be used solely for the Permitted Use and for no other use or purpose.

            7.2 No Violation of Legal and Insurance Requirements. Tenant shall not do or permit to be done, or bring or keep or permit to be brought or kept, in or about the Premises, or any other portion of the Marketplace, anything which (i) is prohibited by or will in any way conflict with any law, ordinance, rule or regulation; (ii) would invalidate or be in conflict with the provisions of any insurance policy carried by Landlord or Tenant on any portion of the Marketplace or Premises, or any property therein; or (iii) would cause a cancellation of any such insurance, increase the existing rate of or affect any such Landlord's insurance, or subject Landlord to any liability or responsibility for injury to any person or property. If Tenant does or permits anything to be done which increases the cost of any of Landlord's insurance, or which results in the need, in Landlord's reasonable judgment, for additional insurance by Landlord or Tenant with respect to any portion of the Marketplace or Premises, then Tenant shall reimburse Landlord, upon demand, for any such additional costs or the costs of such additional insurance, and/or procure such additional insurance at Tenant's sole cost and expense. Exercise by Landlord of such right to require reimbursement of additional costs (including the costs of procuring of additional insurance) shall not limit or preclude Landlord from prohibiting Tenant's impermissible use of the Premises or from invoking any other right or remedy available to Landlord under this Lease.

            7.3 Compliance with Legal, Insurance and Life Safety Requirements. Except as provided in clauses (i) through (iii) below, Tenant, at its cost and expense, shall promptly comply with all laws, ordinances, rules, regulations, orders and other governmental requirements, the requirements of any board of fire underwriters or other similar body, any directive or occupancy certificate issued pursuant to any law by any public officer or officers, the provisions of all recorded documents affecting any portion of the Marketplace and all life safety programs, procedures and rules implemented or promulgated by Landlord ("Laws"). Tenant shall not, however, be required to comply with Laws requiring Tenant to make structural changes to the Premises unless necessitated, in whole or in part, by (i) Tenant's use or occupancy of, or business conducted in, the Premises, (ii) any acts or omissions of Tenant, its employees, agents, contractors, invitees or licensees, or (iii) Alterations. If Tenant receives notification of any violation of, or non-compliance with, Laws applicable to the Marketplace as of the Commencement Date with respect to a condition of the Marketplace that existed as of the Commencement Date, Landlord shall be responsible, at its sole cost and expense, for taking all curative action relating to such alleged violation or non-compliance.

            7.4 No Nuisance. Tenant shall not (i) do or permit anything to be done in or about the Premises, or any other portion of the Marketplace, which would injure or annoy, or obstruct or interfere with the rights of, Landlord or other occupants of the Marketplace, or others lawfully in or about the Marketplace; (ii) use or allow the Premises to be used in any manner inappropriate for a Class A office building, or for any improper or objectionable purposes; or (iii) cause, maintain or permit any nuisance or waste in, on or about the Premises, or any other portion of the Marketplace.

            7.5 Hazardous Substances. The term "hazardous substances" as used in the Lease, is defined as follows:

            Any element, compound, mixture, solution, particle or substance, which presents danger or potential danger of damage or injury to health, welfare or to the environment including, but not limited to:
            (i) those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic and (ii) those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the environment by any federal, municipal, state, county or other governmental or quasi-governmental authority and/or any department or agency thereof.

      Tenant represents and warrants to Landlord and agrees that at all times during the term of this Lease and any extensions or renewals thereof, Tenant shall:

            (i) promptly comply at Tenant's sole cost and expense, with all laws, orders, rules, regulations, certificates of occupancy, or other requirements, as the same now exist or may hereafter be enacted, amended or promulgated, of any federal, municipal, state, county or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the manufacturing, processing, distributing, using, producing, treating, storing (above or below ground level), disposing or allowing to be present (the "Environmental Activity") of hazardous substances in or about the Premises (each, an "Environmental Law", and all of them, "Environmental Laws").

            (ii) indemnify and hold Landlord, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord as a result of
      (a) Tenant's failure or delay in properly complying with any Environmental Law, or (b) any adverse effect which results from the Environmental Activity, whether Tenant or Tenant's subtenants or any of their respective agents, employees, contractors or invitees, with or without Tenant's consent has caused, either intentionally or unintentionally, such Environmental Activity. If any action or proceeding is brought against Landlord, its agents or employees by reason of any such claim, Tenant, upon notice from Landlord, will defend such claim at Tenant's expense with counsel reasonably satisfactory to Landlord. This indemnity obligation by Tenant of Landlord will survive the expiration or earlier termination of this Lease.

            (iii) promptly disclose to Landlord by delivering, in the manner prescribed for delivery of notice in this Lease, a copy of any forms, submissions, notices, reports, or other written documentation (each, a "Communication") relating to any Environmental Activity, whether any such Communication is delivered to Tenant or any of its subtenants or is requested of Tenant or any of its subtenants by any federal, municipal, state, county or other government or quasi-governmental authority and/or any department or agency thereof.

            (iv) in the event there is a release of any hazardous substance as a result of or in connection with any Environmental Activity by Tenant or any of Tenant's subtenants or any of their respective agents, employees, contractors or invitees, which must be remediated under any Environmental Law, Landlord shall perform the necessary remediation; and Tenant shall reimburse Landlord for all costs thereby incurred within fifteen (15) days after delivery of a written demand therefor from Landlord (which shall be accompanied by reasonable substantiation of such costs). In the alternative, Landlord shall have the right to require Tenant, at its sole cost and expense, to perform the necessary remediation in accordance with a detailed plan of remediation which shall have been approved in advance in writing by Landlord. Landlord shall give notice to Tenant within thirty
      (30) days after Landlord receives notice or obtains knowledge of the required remediation. The rights and obligations of Landlord and Tenant set forth in this subsection (iv) shall survive the expiration or earlier termination of this Lease.

            (v) notwithstanding any other provisions of this Lease, allow Landlord, and any authorized representative of Landlord, access and the right to enter and inspect the Premises for Environmental Activity, at any time deemed reasonable by Landlord, without prior notice to Tenant.

      Compliance by Tenant with any provision of this Section 7.5 shall not be deemed a waiver of any other provision of this Lease. Without limiting the foregoing, Landlord's consent to any Environmental Activity shall not relieve Tenant of its indemnity obligations under the terms hereof.

            7.6 Special Provisions Relating to The Americans With Disabilities Act of 1990.

                  7.6.1 Allocation of Responsibility to Landlord. As between Landlord and Tenant, Landlord shall be responsible that the public entrances, stairways, corridors, elevators and elevator lobbies and other public areas in the Building and in the Marketplace comply with the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 12181, et seq., The Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all amendments, revisions or modifications thereto now or hereafter adopted or in effect in connection therewith (hereinafter collectively referred to as the "ADA"), and to take such actions and make such alterations and improvements as are necessary for such compliance. All costs incurred by Landlord in discharging its responsibilities under this Section 7.6.1 shall be included in Operating Expenses as provided in Section 1.1. Notwithstanding anything to the contrary contained in this Section 7.6.1, if Tenant performs any Alterations in the Premises which require or give rise to ADA required changes to the public entrances, stairways, corridors, elevators and elevator lobbies and other public areas in the Building and in the Marketplace , then such changes shall be made by Landlord as required under this Section 7.6.1 but at the expense of Tenant.

                  7.6.2 Allocation of Responsibility to Tenant. As between Landlord and Tenant, Tenant, at its sole cost and expense, shall be responsible that the Premises, all Alterations to the Premises, Tenant's use and occupancy of the Premises, and Tenant's performance of its obligations under this Lease, comply with the requirements of the ADA, and to take such actions and make such Alterations as are necessary for such compliance; provided, however, that Tenant shall not make any such Alterations except upon Landlord's prior written consent pursuant to the terms and conditions of this Lease. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any claim, demand, cause of action, obligation, liability, loss, cost or expense (including reasonable attorneys' fees) which may be asserted against or incurred by Landlord as a result of Tenant's failure in any respect to comply with its obligations set forth hereinabove in this Section 7.6.2. Tenant's indemnity obligations set forth in the immediately preceding sentence shall survive the expiration or earlier termination of this Lease.

                  7.6.3 General. Notwithstanding anything in this Lease to the contrary, no act or omission of Landlord, including any approval, consent or acceptance by Landlord or Landlord's agents, employees or other representatives, shall be deemed an agreement, acknowledgment, warranty, or other representation by Landlord that Tenant has complied with the ADA or that any action, alteration or improvement by Tenant complies or will comply with the ADA or constitutes a waiver by Landlord of Tenant's obligations to comply with the ADA under this Lease or otherwise. Any failure of Landlord to comply with the obligations of the ADA shall not relieve Tenant from any obligations under this Lease or constitute or be construed as a constructive or other eviction of Tenant or disturbance of Tenant's use and possession of the Premises.

      8. Building Services.

            8.1 Maintenance of Marketplace. Landlord shall maintain the Marketplace (other than the Premises and the premises of other tenants of the Marketplace) in good order and condition, except for ordinary wear and tear, damage by casualty or condemnation, or damage occasioned by the act or omission of Tenant or Tenant's employees, agents, contractors, licensees or invitees, which damage shall be repaired by Landlord at Tenant's expense. Landlord's maintenance of, and provision of services to, the Building shall be performed in a manner consistent with that of comparable office buildings in the Emeryville/Oakland, California area. Landlord shall have the right in connection with its maintenance of the Marketplace hereunder (i) to change the arrangement and/or location of any amenity, installation or improvement in the public entrances, stairways, corridors, elevators and elevator lobbies, and other public areas in the Building, or other public areas of the Marketplace, and (ii) to utilize portions of the public areas in the Building and the Marketplace from time to time for entertainment, displays, product shows, leasing of kiosks or such other uses that in Landlord's sole judgment tend to attract the public, so long as such uses do not materially interfere with or impair Tenant's access to or use or occupancy of the Premises. Landlord shall not be in default under this Lease or liable for any damages directly or indirectly resulting from or incidental to, nor shall the rental reserved in this Lease be abated by reason of, Landlord's failure to make any repair or to perform any maintenance required to be made or performed by Landlord under this Section 8.1, unless such failure shall persist beyond the applicable notice and cure periods as set forth herein. Landlord shall provide prior written notice of any planned maintenance to the Marketplace if such maintenance shall effect Tenant's access to or use of the Premises.

            8.2 Building Standard Services. Landlord shall cause to be furnished to Tenant: (i) tepid and cold water to those points of supply and in volumes provided for general use of tenants in the Building; (ii) electricity up to the Wattage Allowance for lighting and the operation of electrically powered office equipment; (iii) heat, ventilation and air conditioning ("HVAC") to the extent reasonably required for the comfortable occupancy by Tenant of the Premises during the period from 8:00 a.m. to 6:00 p.m. on weekdays (except Building holidays as set forth in Exhibit F), or such shorter period as may be prescribed by any applicable policies, regulations or guidelines adopted by any federal, state or local governmental or quasi-governmental entities or utility suppliers;
(iv) passenger elevator service; (v) freight elevator service subject to then applicable Building standard procedures and scheduling; (vi) lighting replacement for Building standard lights; (vii) restroom supplies; (viii) window washing as determined by Landlord but in any event at least once a year; (ix) janitor service on a five (5) day per week basis (excluding Building holidays), except for portions of the Premises used for preparing or consuming food or beverages (provided, however, that janitorial services shall include the removal of trash disposed of in a garbage receptacle located in the kitchen/eating areas and the wiping of counter tops and floor areas located in the kitchen/eating areas); and (x) security if and to the extent deemed appropriate by Landlord for the Marketplace (but not individually for Tenant or the Premises), except that Landlord shall not be liable in any manner for acts of others, criminal or otherwise, or for any direct, consequential or other loss, damage, death or injury related to any interruption, discontinuance, malfunction, circumvention or failure of such security service. Landlord may establish in the Premises or other portions of the Marketplace such measures as are required by laws, ordinances, rules or regulations or as it deems necessary or appropriate to conserve energy, including automatic switching of lights and/or more efficient forms of lighting.

            8.3 Interruption or Unavailability of Services. Rent shall not abate, no constructive or other eviction shall be construed to have occurred, Tenant shall not be relieved from any of its obligations under this Lease, and Landlord shall not be in default hereunder or liable for any damages directly or indirectly resulting from, the failure of Landlord to furnish, or delay in furnishing, any maintenance or services under this Article 8 as a result of repairs, alterations, improvements or any circumstances beyond Landlord's reasonable control. Landlord shall use reasonable diligence to remedy any failure or interruption in the furnishing of such maintenance or services.

            8.4 Tenant's Use of Excess Electricity and Water. Tenant shall not, without Landlord's prior consent, given or withheld in Landlord's reasonable discretion, (i) install in the Premises (A) lighting, power usage of which exceeds the Lighting Wattage Allowance, or lighting and equipment, the power usage of which exceeds the Wattage Allowance, or which requires a voltage other than 110 volts single-phase, (B) heat generating equipment or lighting other than lights deemed standard for the Building, or (C) supplementary air conditioning facilities, or (ii) permit occupancy levels in excess of one person per two hundred (200) feet of Rentable Area. If, pursuant to this Section 8.4, heat-generating equipment or lighting other than Building standard lights are installed or used in the Premises, or occupancy levels are greater than set forth above, or if the Premises or fixtures therein are reconfigured by Alterations, and such equipment, lighting, occupancy levels or Premises reconfiguration affects the temperature otherwise maintained by the Building air conditioning system, or if equipment is installed in the Premises which requires a separate temperature-controlled room, Landlord may, at Landlord's election after notice to Tenant or upon Tenant's request, install supplementary air conditioning facilities in the Premises, or otherwise modify the ventilating and air conditioning serving the Premises, in order to maintain the temperature otherwise maintained by the Building air conditioning system or to serve such separate temperature-controlled room. Tenant shall pay the cost of any transformers, additional risers, panel boards and other facilities if, when and to the extent required to furnish power for, and all maintenance and service costs of, any supplementary air conditioning facilities or modified ventilating and air conditioning, or for lighting and/or equipment the power usage of which exceeds the standards set forth in this Section 8.4. The capital, maintenance and service costs of such facilities and modifications shall be paid by Tenant as Rent. Landlord, at its election and at Tenant's expense, may also install and maintain an electric current meter or water meter (together with all necessary wiring and related equipment) at the Premises to measure the power and/or water usage of such lighting, equipment or ventilation and air conditioning equipment, or may otherwise cause such usage to be measured by reasonable methods.

            8.5 Provision of Additional Services. If Tenant desires services in additional amounts or at different times than set forth in Section 8.2 above, or any other services that are not provided for in this Lease, Tenant shall make a request for such services to Landlord with such advance notice as Landlord may reasonably require. If Landlord provides such services to Tenant, Tenant shall pay Landlord's charges for such services within twenty (20) days after Tenant's receipt of Landlord's invoice, except that (i) electricity shall be charged at Landlord's actual cost; (ii) the initial charge for HVAC service provided by the Building central system shall be at a rate of $28.00 per hour (the "HVAC Additional Rate"); (iii) the additional charge for lighting service provided by the Building central system shall be at a rate of $4.25 per hour (the "Lighting Additional Rate"); provided, however, that Landlord shall have the right from time to time during the Term, to increase the HVAC Additional Rate and the Lighting Additional Rate to reflect increases in Landlord's actual cost for providing additional HVAC service and lighting service.

      9. Maintenance of Premises. Tenant shall, at all times during the Term, at Tenant's cost and expense, keep the Premises in good condition and repair, except for ordinary wear and tear and damage by casualty or condemnation. Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, or any obligation respecting the condition, maintenance and repair of the Premises or any other portion of the Marketplace. Tenant hereby waives all rights, including those provided in California Civil Code Section 1941 or any successor statute, to make repairs which are Landlord's obligation under this Lease at the expense of Landlord or to receive any setoff or abatement of Rent or in lieu thereof to vacate the Premises or terminate this Lease.

      10. Alterations to Premises.

            10.1 Landlord Consent; Procedure. Tenant shall not make or permit any Alterations, except nonstructural Alterations (which shall not include any modifications to the mechanical or electrical systems of the Building, nor any penetration of the Building's roof) not exceeding Twenty-Five Thousand Dollars ($25,000.00) in cost during any period of twelve (12) consecutive months, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion, make any (a) Alterations to the exterior of the Building; (b) Alterations to the roof of the Building; and (c) Alterations visible from outside the Building, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds. Landlord's consent shall be granted or withheld within twenty (20) days after receipt of plans and specifications prepared by a licensed architect or within twenty (20) days after receipt of all information and documentation requested by Landlord if such plans and specifications are not prepared by a licensed architect. Any Alterations shall be made in accordance with procedures as then established by Landlord and the provisions of this Article 10.

            10.2 General Requirements. All Alterations shall be made at Tenant's cost and expense. Tenant shall be solely responsible for compliance with applicable Laws in connection with all Alterations. Tenant shall be responsible for the cost of any additional alterations required by applicable Laws to be made by Landlord to any portion of the Marketplace as a result of Alterations. Tenant shall promptly commence or cause the commencement of construction of all Alterations and complete or cause completion of the same with due diligence as soon as possible after commencement in order to cause the least disruption to Marketplace operations and occupants and to continue Tenant's business in the Premises. In connection with installing or removing Alterations, Tenant shall pay Landlord's reasonable out-of-pocket costs for review and approval of Tenant's plans, specifications and working drawings, and administration by Landlord (or its agent) of the construction, installation or removal of Alterations, and restoration of the Premises to their previous condition.

            10.3 Removal of Alterations. If required by Landlord at the time Landlord provides consent to an Alteration or as to any Alteration for which Landlord's consent is not required, Tenant shall, prior to the expiration of the Term or termination of this Lease, remove such Alteration at Tenant's cost and expense and restore the Premises to the condition existing prior to the installation of such Alteration. If Tenant fails so to do, then Landlord may remove such Alteration and perform such restoration and Tenant shall reimburse Landlord for Landlord's cost and expense incurred to perform such removal and restoration (which obligation of Tenant shall survive the expiration or earlier termination of this Lease). Tenant shall repair at its cost and expense all damage to the Premises or Marketplace caused by the removal of such Alteration. Subject to the foregoing provisions regarding removal, all Alterations (including any above Building standard improvements to the Premises) shall be Landlord's property and from and after the expiration or earlier termination of this Lease shall remain on the Premises without compensation to Tenant.

      11. Liens. Tenant shall keep the Premises and the Marketplace free from any liens arising out of any work performed or obligations incurred by or for, or materials furnished to, Tenant pursuant to this Lease or otherwise. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or any such other notice(s) as Landlord may deem proper for the protection of Landlord, the Premises and the Marketplace from such liens and to take any other action at the expense of Tenant that Landlord deems necessary or appropriate to prevent, remove or discharge such liens. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any claim, demand, cause of action, obligation, liability, loss, cost or expense (including reasonable attorneys' fees) which may be asserted against or incurred by Landlord as a result of Tenant's failure to comply with the foregoing obligation (which indemnity obligation shall survive the expiration or earlier termination of this Lease).

      12. Damage or Destruction.

            12.1 Obligation to Repair. Except as otherwise provided in this
Article 12, if the Premises, or any other portion of the Marketplace necessary for Tenant's use and occupancy of the Premises, are damaged or destroyed by fire or other casualty, Landlord shall, within thirty (30) days after such event, notify Tenant of the estimated time, in Landlord's reasonable judgment, required to repair such damage or destruction. If Landlord's estimate of time is less than one hundred twenty days after the date of damage or destruction, then (i) Landlord shall proceed with all due diligence to repair the Premises, and/or the portion of the Marketplace necessary for Tenant's use and occupancy of the Premises, to substantially the condition existing immediately before such damage or destruction, as permitted by and subject to then applicable Laws; (ii) this Lease shall remain in full force and effect; and (iii) to the extent such damage or destruction did not result from the negligence or willful act or omission of Tenant or Tenant's subtenants or any of their respective employees, agents, contractors, invitees or licensees, Base Rent shall abate for such part of the Premises rendered unusable by Tenant in the conduct of its business during the time such part is so unusable, in the proportion that the Rentable Area contained in the unusable part of the Premises bears to the total Rentable Area of the Premises.

            12.2 Landlord's Election. If Landlord determines that the necessary repairs cannot be completed within one hundred twenty (120) days after the date of damage or destruction, or if such damage or destruction arises from causes not covered by Landlord's insurance policy then in force, Landlord may elect, in its notice to Tenant pursuant to Section 12.1, to (i) terminate this Lease or
(ii) repair the Premises or the portion of the Marketplace necessary for Tenant's use and occupancy of the Premises pursuant to the applicable provisions of Section 12.1 above. If Landlord terminates this Lease, then this Lease shall terminate as of the date of occurrence of the damage or destruction.

            12.3 Cost of Repairs. Landlord shall pay the cost for repair of the Marketplace and all improvements in the Premises, other than any Alterations. Tenant shall pay the costs to repair all Alterations (but Landlord shall make available to Tenant for such purpose any insurance proceeds received by Landlord for such purpose under Landlord's insurance policy then in force). Tenant shall also replace or repair, at Tenant's cost and expense, Tenant's movable furniture, equipment, trade fixtures and other personal property in the Premises which Tenant shall be responsible for insuring during the Term of this Lease.

            12.4 Damage at End of Term. Notwithstanding anything to the contrary contained in this Article 12, if the Premises, or any other portion thereof or of the Marketplace, are damaged or destroyed by fire or other casualty within the last eighteen (18) months of the Term, then Landlord shall have the right, in its sole discretion, to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such event. Such termination shall be effective on the date specified Landlord's notice to Tenant, but in no event later than the end of such 90-day period.

            12.5 Waiver of Statutes. The respective rights and obligations of Landlord and Tenant in the event of any damage to or destruction of the Premises, or any other portion of the Marketplace, are governed exclusively by this Lease. Accordingly, Tenant hereby waives the provisions of any law to the contrary, including California Civil Code Sections 1932(2) and 1933(4) providing for the termination of a lease upon destruction of the leased property.

      13. Eminent Domain.

            13.1 Effect of Taking. Except as otherwise provided in this Article 13, if all or any part of the Premises is taken as a result of the exercise of the power of eminent domain or condemned for any public or quasi-public purpose, or if any transfer is made in avoidance of such exercise of the power of eminent domain (collectively, "taken" or a "taking"), this Lease shall terminate as to the part of the Premises so taken as of the effective date of such taking. On a taking of a portion of the Premises, Landlord and Tenant shall each have the right to terminate this Lease by notice to the other given within thirty (30) days after the effective date of such taking, if the portion of the Premises taken is of such extent and nature so as to materially impair Tenant's business use of the balance of the Premises, as reasonably determined by the party giving such notice. Such termination shall be operative as of the effective date of the taking. Landlord may also terminate this Lease on a taking of any other portion of the Marketplace if

Landlord reasonably determines that such taking is of such extent and nature as to render the operation of the remaining Marketplace economically infeasible or to require a substantial alteration or reconstruction of such remaining portion. Landlord shall elect such termination by notice to Tenant given within thirty
(30) days after the effective date of such taking, and such termination shall be operative as of the effective date of such taking. Upon a taking of the Premises which does not result in a termination of this Lease, the Base Rent shall thereafter be reduced as of the effective date of such taking in the proportion that the Rentable Area of the Premises so taken bears to the total Rentable Area of the Premises.

            13.2 Condemnation Proceeds. Except as hereinafter provided, in the event of any taking, Landlord shall have the right to all compensation, damages, income, rent or awards made with respect thereto (collectively an "award"), including any award for the value of the leasehold estate created by this Lease. No award to Landlord shall be apportioned and, subject to Tenant's rights hereinafter specified, Tenant hereby assigns to Landlord any right of Tenant in any award made for any taking. So long as such claim will not reduce any award otherwise payable to Landlord under this Section 13.2, Tenant may seek to recover, at its cost and expense, as a separate claim, any damages or awards payable on a taking of the Premises to compensate for the unamortized cost paid by Tenant for any Alterations, or for Tenant's personal property taken, or for interference with or interruption of Tenant's business (including goodwill), or for Tenant's removal and relocation expenses.

            13.3 Restoration of Premises. On a taking of the Premises which does not result in a termination of this Lease, Landlord and Tenant shall restore the Premises as nearly as possible to the condition they were in prior to the taking in accordance with the applicable provisions and allocation of responsibility for repair and restoration of the Premises on damage or destruction pursuant to
Article 12 above, and both parties shall use any awards received by such party attributable to the Premises for such purpose.

            13.4 Taking at End of Term. Notwithstanding anything to the contrary contained in this Article 13, if the Premises, or any other portion thereof or of the Marketplace, are taken within the last three hundred sixty-five (365) days of the Term, then Landlord shall have the right, in its sole discretion, to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. Such termination shall be effective on the date specified in Landlord's notice to Tenant but in no event later than the end of such 90-day period.

            13.5 Tenant Waiver. The rights and obligations of Landlord and Tenant on any taking of the Premises or any other portion of the Marketplace are governed exclusively by this Lease. Accordingly, Tenant hereby waives the provisions of any law to the contrary, including California Code of Civil Procedure Sections 1265.120 and 1265.130, or any similar successor statute.

      14. Insurance.

            14.1 Liability Insurance. Landlord, with respect to the Marketplace, and Tenant, at its cost and expense with respect to the Premises, shall each maintain or cause to be maintained, from the Lease Date and throughout the Term, a policy or policies of Commercial General Liability insurance with limits of liability not less than Five Million Dollars

($5,000,000.00) per occurrence and in the aggregate. Each policy shall contain coverage for blanket contractual liability, personal injury liability, and premises operations, coverage deleting liquor liability exclusions and, as to Tenant's insurance, fire legal liability. Landlord shall have the right to approve the deductible under each policy of Tenant's liability insurance, such approval not to be unreasonably withheld.

            14.2 Form of Policies. All insurance required by this Article 14 shall be issued on an occurrence basis by solvent companies qualified to do business in the State of California. Any insurance required under this Article 14 may be maintained under a "blanket policy", insuring other parties and other locations, so long as the amount and coverage required to be provided hereunder is not thereby diminished. Notwithstanding the foregoing, Landlord shall have the right to self-insure against any of the risks required to be insured against under this Article 14. Tenant shall provide Landlord a certificate of each policy of insurance certifying that the policies contain the provisions required hereunder. Tenant shall deliver such certificates to Landlord within (30) days after the Lease Date, but in no event less than ten (10) business days prior to the Commencement Date or such earlier date as Tenant or Tenant's contractors, agents, licensees, invitees or employees first enter the Premises and, upon renewal, not less than thirty (30) days prior to the expiration of such coverage. All evidence of insurance provided to Landlord shall provide (i) that Landlord, Landlord's managing agent and any other person requested by Landlord who has an insurable interest, is designated as an additional insured without limitation as to coverage afforded under such policy; (ii) for severability of interests or that the acts or omissions of one of the insureds or additional insureds shall not reduce or affect coverage available to any other insured or additional insured; (iii) that the insurer shall endeavor to deliver notice to all additional insureds of a cancellation or any alteration of the policy at least thirty (30) days prior to the effective date of such cancellation or alteration; (iv) that the aggregate liability applies to the Premises and the remainder of the Marketplace; and (v) that Tenant's insurance is primary and noncontributing with any insurance carried by Landlord.

            14.3 Workers' Compensation Insurance. Tenant, at its sole cost and expense, shall maintain Workers' Compensation insurance as required by law and employer's liability insurance in an amount of not less than Five Hundred Thousand Dollars ($500,000).

            14.4 Additional Tenant Insurance. Tenant, at its sole cost and expense, shall maintain such other insurance as Landlord may reasonably require from time to time, but in no event may Landlord require any other insurance which is (i) not then being required of comparable tenants leasing comparable amounts of space in comparable buildings in the vicinity of the Building or (ii) not then available at commercially reasonable rates.

            14.5 Property Insurance. Landlord shall obtain and keep in force during the Term of this Lease a policy or policies in the name of Landlord and its agents, with loss payable to Landlord and to any lender, insuring against loss or damage to the Building. Such insurance shall be at a minimum in the amount required by Landlord's lender.

      15. Waiver of Subrogation Rights. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant, for themselves and their respective insurers, agree to and do hereby release each other of and from any and all claims, demands, actions and causes of action that each may have or claim to have against the other for loss or damage to property, both real and personal, notwithstanding that any such loss or damage may be due to or result from the negligence of either of the parties hereto or their respective employees or agents. Each party shall, to the extent such insurance endorsement is lawfully available at commercially reasonable rates, obtain or cause to be obtained, for the benefit of the other party, a waiver of any right of subrogation which the insurer of such party may acquire against the other party by virtue of the payment of any such loss covered by such insurance. The foregoing obligations shall not be required with respect to Tenant's workers' compensation policy.

      16. Tenant's Waiver of Liability and Indemnification.

            16.1 Waiver and Release. Except to the extent due to the negligence or willful misconduct of Landlord, Landlord shall not be liable to Tenant or Tenant's employees, agents, contractors, licenses or invitees for, and Tenant waives and releases Landlord and Landlord's managing agent from, all claims for loss or damage to any property or injury, illness or death of any person in, upon or about the Premises and/or any other portion of the Marketplace (including claims caused in whole or in part by the act, omission, or neglect of other tenants, contractors, licensees, invitees or other occupants of the Marketplace or their agents or employees). The waiver and release contained in this Section 16.1 extends to the officers, directors, shareholders, partners, employees, agents and representatives of Landlord.

            16.2 Indemnification of Landlord. Except to the extent due to the gross negligence or willful misconduct of Landlord, Tenant shall indemnify, defend, protect and hold Landlord harmless of and from any and all loss, liens, liability, claims, causes of action, damage, injury, cost or expense arising out of or in connection with (i) the making of any Alterations, or (ii) injury to or death of persons or damage to property occurring or resulting directly or indirectly from: (A) the use or occupancy of, or the conduct of business in, the Premises by Tenant or its subtenants or any of their respective officers, directors, employees, agents, contractors, invitees or licensees; (B) any other occurrence or condition in or on the Premises; and (C) acts, neglect or omissions of Tenant, or its subtenants or any of their respective officers, directors, employees, agents, contractors, invitees or licensees, in or about any portion of the Marketplace. Tenant's indemnity obligation includes reasonable attorneys' fees and costs, investigation costs and all other reasonable costs and expenses incurred by Landlord. If Landlord has a reasonable basis for disapproving the legal counsel proposed by Tenant for the defense of any claim indemnified against hereunder, Landlord shall have the right to appoint its own legal counsel, the reasonable fees, costs and expenses of which shall be included as part of Tenant's indemnity obligation hereunder. The indemnification contained in this Section 16.2 shall extend to the officers, directors, shareholders, partners, employees, agents and representatives of Landlord.

            16.3 Indemnification of Tenant. Landlord shall indemnify, defend, protect and hold Tenant harmless of and from any and all loss, liens, liability, claims, causes of action, damage, injury, cost or expense arising out of or in connection with (i) any breach or default by Landlord in the performance of any of its obligations under this Lease, or (ii) any loss or damage to property or injury to person occurring in the public entrances, stairways, corridors, elevators and elevator lobbies, and other public areas in the Building or the other public areas in the Marketplace (except for such loss, damage or injury for which Tenant is obligated to indemnify Landlord under Section 16.2).

      17. Assignment and Subletting.

            17.1 Compliance Required. Tenant shall not, directly or indirectly, voluntary or by operation of law, sell, assign or otherwise transfer this Lease, or any interest herein (collectively, "assign" or "assignment"), or sublet the Premises, or any part thereof, or permit the occupancy of the Premises by any person other than Tenant (collectively, "sublease" or "subletting", the assignee or sublessee under an assignment or sublease being referred to as a "transferee"), without Landlord's prior consent given or withheld in accordance with the express standards and conditions of this Article 17 and compliance with the other provisions of this Article 17. Any assignment or subletting made in violation of this Article 17 shall be void. As used herein, an "assignment" includes any sale or other transfer (such as by consolidation, merger or reorganization) of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the beneficial interest in Tenant, if Tenant is any other form of entity. Tenant acknowledges and agrees that the limitations on Tenant's right to sublet or assign which are set forth in this Article 17 are reasonable and, in particular, that the express standards and conditions upon Tenant's right to assign or sublet which are set forth in this Article 17 are reasonable as of the Lease Date.

            17.2 Request by Tenant; Landlord Response. If Tenant desires to effect an assignment or sublease, Tenant shall submit to Landlord a request for consent together with the identity of the parties to the transaction, the nature of the transferee's proposed business use for the Premises, the proposed documentation for and terms of the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein, including certified financial information, credit reports, the business background and references regarding the transferee, and an opportunity to meet and interview the transferee. Within twenty (20) days after the later of such interview or the receipt of all such information required by Landlord, or within twenty (20) days after the date of Tenant's request to Landlord if Landlord does not request additional information or an interview, Landlord shall have the right, by notice to Tenant, to: (i) consent to the assignment or sublease, subject to the terms of this Article 17; (ii) decline to consent to the assignment or sublease; (iii) in the case of a subletting, to sublet from Tenant the portion of the Premises proposed to be sublet on the terms and conditions set forth in Tenant's request to Landlord, unless the rent terms exceed the allocable Rent payable by Tenant hereunder, in which event only such Rent shall be payable by Landlord under such subletting; or (iv) terminate this Lease as to the affected portion of the Premises as of the date specified by Tenant as the effective date of the proposed assignment or sublease if the term of such sublease is the balance of the term of this Lease, in which event Tenant will be relieved of all unaccrued obligations hereunder as to such portion as of such date, other than those obligations which survive termination of this Lease. If Landlord elects so to terminate, Tenant shall have the right, by notice to Landlord within five (5) days after Landlord's exercise of such right, to rescind its request for the proposed assignment or subletting, in which event this Lease shall not terminate and shall remain in full force and effect.

            17.3 Conditions for Landlord Approval. In the event Landlord elects not to sublet from Tenant or terminate this Lease (in whole or in part) as provided in clauses (iii) and (iv) of Section 17.2, Landlord shall not unreasonably withhold its consent to a proposed subletting or assignment by Tenant. Without limiting the grounds on which it may be reasonable for Landlord to withhold its consent to an assignment or sublease, Tenant agrees that Landlord would be acting reasonably in withholding its consent in the following instances: (i) if Tenant is in default under this Lease; (ii) if the transferee is a governmental or quasi-governmental agency, foreign or domestic; (iii) if, in Landlord's sole judgment, the transferee's business, use and/or occupancy of the Premises would (A) violate any of the terms of this Lease or the lease of any other tenant in the Marketplace, or (B) not be comparable to and compatible with the types of use by other tenants in the Building, (C) fall within any category of use for which Landlord would not then lease space in the Building under its leasing guidelines and policies then in effect, (D) require any Alterations which would reduce the value of the existing leasehold improvements in the Premises, or (E) result in increased density per floor or require increased services by Landlord; (iv) in the case of a sublease, it would result in more than three (3) occupancies in the Premises, including Tenant and subtenants; or (v) if the financial condition of the transferee does not meet the requirements applied by Landlord for other tenants in the Building under leases with comparable terms, or in Landlord's reasonable judgment the business reputation of the transferee is not consistent with that of other tenants of the Building. If Landlord consents to an assignment or sublease, the terms of such assignment or sublease transaction shall not be modified without Landlord's prior written consent pursuant to this Article 17. Landlord's consent to an assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

            17.4 Costs and Expenses. As a condition to the effectiveness of any assignment or subletting under this Article 17, Tenant shall pay to Landlord all reasonable out-of-pocket costs and expenses, including attorneys' fees and disbursements, incurred by Landlord in evaluating Tenant's requests for assignment or sublease, whether or not Landlord consents to an assignment or sublease. Tenant shall pay the processing fee with Tenant's request for Landlord's consent under Section 17.2.

            17.5 Payment of Excess Rent and Other Consideration. Tenant shall also pay to Landlord, promptly upon Tenant's receipt thereof, fifty percent (50%) of any and all rent, sums or other consideration, howsoever denominated, realized by Tenant in connection with any assignment or sublease transaction in excess of the Base Rent and Escalation Rent payable hereunder (prorated to reflect the Rent allocable to the portion of the Premises if a sublease), after first deducting, (i) in the case of an assignment, the unamortized reasonable cost of Alterations paid for by Tenant and reasonable real estate commissions paid by Tenant in connection with such assignment and, (ii) in the case of a sublease, the reasonable cost of Alterations made to the Premises at Tenant's cost to effect the sublease, and the reasonable amount of any real estate commissions paid by Tenant, both amortized over the term of the sublease.

            17.6 Assumption of Obligations; Further Restrictions on Subletting. Each assignee shall, concurrently with any assignment, assume all obligations of Tenant under this Lease. Each sublease shall be made subject to this Lease and all of the terms, covenants and conditions contained herein; and the surrender of this Lease by Tenant, or a mutual cancellation thereof, or the termination of this Lease in accordance with its terms, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or operate as an assignment to Landlord of any or all such subleases. No sublessee (other than Landlord) shall have the right further to sublet. Any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as a sublease by Tenant. No sublease, once consented to by Landlord, shall be modified without Landlord's prior consent. No assignment or sublease shall be binding on Landlord unless the transferee delivers to Landlord a fully executed counterpart of the assignment or sublease which contains the assumption by the assignee, or recognition by the sublessee, of the provisions of this Section 17.6, in form and substance satisfactory to Landlord, but the failure or refusal of a transferee to deliver such instrument shall not release or discharge such transferee from the provisions and obligations of this Section 17.6, but such failure shall constitute a default by Tenant under this Lease.

            17.7 No Release. No assignment or sublease shall release Tenant from its obligations under this Lease, whether arising before or after the assignment or sublease. The acceptance of Rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Article 17. On a default by any assignee of Tenant in the performance of any of the terms, covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of commencing or exhausting remedies against such assignee. No consent by Landlord to any further assignments or sublettings of this Lease, or any modification, amendment or termination of this Lease, or extension, waiver or modification of payment or any other obligations under this Lease, or any other action by Landlord with respect to any assignee or sublessee, or the insolvency, or bankruptcy or default of any such assignee or sublessee, shall affect the continuing liability of Tenant for its obligations under this Lease and Tenant waives any defense arising out of or based thereon, including any suretyship defense of exoneration. Landlord shall have no obligation to notify Tenant or obtain Tenant's consent with respect to any of the foregoing matters.

            17.8 No Encumbrance. Notwithstanding anything to the contrary contained in this Article 17, Tenant shall have no right to encumber, pledge, hypothecate or otherwise transfer this Lease, or any of Tenant's interest or rights hereunder, as security for any obligation or liability of Tenant.

            17.9 Exempt Transfers. Notwithstanding the provisions of Section 17.1, Tenant shall have the right to assign its entire interest under this Lease or to sublease a portion of the Premises, and Landlord shall not withhold its consent thereto (provided that all of the conditions set forth in clauses (A) and (B) below shall be met), if such assignment or sublease is one of the following "Exempt Transfers": (i) an assignment or sublease to a corporation that is controlled by, controls, or is under common control with Tenant; or (ii) an assignment in connection with the non-bankruptcy reorganization or merger of the corporate entity constituting the Tenant under this Lease, where either (x) the shareholders of the Tenant originally named in this Lease control (i.e., own fifty-one percent (51%) or more of the voting stock of) the reorganized or surviving entity, or (y) as of the effective date of such assignment, the reorganized or surviving entity has a net worth equal to or greater than the net worth the Tenant originally named under this Lease had as of the date of this Lease. However, the foregoing Exempt Transfers shall be exempt from the requirement of Landlord's consent only if all of the following conditions shall be met: (A) there shall be no material change in the use or operation of the Premises; and (B) Tenant shall have provided to Landlord documentation reasonably required by Landlord to allow Landlord to determine, and Landlord shall have determined, that the proposed transfer is an Exempt Transfer which is exempt from the requirement of Landlord's consent. No transfer of the type described in this Section 17.9 or any other transfer, shall release Tenant of its obligations under this Lease.

      18. Rules and Regulations. Tenant shall observe and comply, and shall cause its sublessees, employees, agents, contractors, licensees and invitees to observe and comply, with the Rules and Regulations of the Marketplace, a copy of which are attached to this Lease as Exhibit D, and, after notice thereof, with all modifications and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant, or Tenant's sublessees, employees, agents, contractors, licensees or invitees, for noncompliance with any Rules and Regulations of the Marketplace by any other tenant, sublessee, employee, agent, contractor, licensee, invitee or other occupant of the Marketplace.

      19. Entry of Premises by Landlord.

            19.1 Right to Enter. Upon reasonable advance notice to Tenant (except in emergencies or in order to provide regularly scheduled or other routine Building standard services or additional services requested by Tenant, or post notices of nonresponsibility or other notices permitted or required by law when no such notice shall be required), Landlord and its authorized agents, employees, and contractors may enter the Premises at reasonable hours to: (i) inspect the same; (ii) determine Tenant's compliance with its obligations hereunder; (iii) exhibit the same to prospective purchasers or lenders at any time during the Term or exhibit the same to prospective tenants during the last six (6) months of the Term; (iv) supply any services to be provided by Landlord hereunder; (v) post notices of nonresponsibility or other notices permitted or required by law; (vi) make repairs, improvements or alterations, or perform maintenance in or to, the Premises or any other portion of the Marketplace, including Building systems; and (vii) perform such other functions as Landlord deems reasonably necessary or desirable. Landlord may also grant access to the Premises to government or utility representatives and bring and use on or about the Premises such equipment as reasonably necessary to accomplish the purposes of Landlord's entry. Landlord shall use reasonable good faith efforts to effect all entries and perform all work hereunder in such manner as to minimize interference with Tenant's use and occupancy of the Premises. Landlord shall have and retain keys with which to unlock all of the doors in or to the Premises (excluding Tenant's vaults, safes and similar secure areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency in order to obtain entry to the Premises, including secure areas.

            19.2 Tenant Waiver of Claims. Tenant waives any claim for damages for any inconvenience to or interference with Tenant's business, or any loss of occupancy or quiet enjoyment of the Premises, or any other loss, occasioned by any entry effected or work performed under this Article 19, and Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry or performance of such work. No entry to the Premises by Landlord or anyone acting under Landlord shall constitute a forcible or unlawful entry into, or a detainer of, the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

      20. Default and Remedies.

            20.1 Events of Default. The occurrence of any of the following events shall constitute a default by Tenant under this Lease:

                  a. Nonpayment of Rent. Failure to pay any Rent when due.

                  b. Unpermitted Assignment. An assignment or sublease made in contravention of any of the provisions of Article 17 above.

                  c. Abandonment Abandonment of the Premises for a continuous period in excess of five (5) days. For purposes hereof, "abandonment" shall have the meaning provided under California law.

                  d. Other Obligations. Failure to perform or fulfill any other obligation, covenant, condition or agreement under this Lease.

                  e. Bankruptcy and Insolvency. A general assignment by Tenant for the benefit of creditors, any action or proceeding commenced by Tenant under any insolvency or bankruptcy act or under any other statute or regulation for protection from creditors, or any such action commenced against Tenant and not discharged within thirty (30) days after the date of commencement; the employment or appointment of a receiver or trustee to take possession of all or substantially all of Tenant's assets or the Premises; the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof; the admission by Tenant in writing of its inability to pay its debts as they become due; or the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within thirty (30) days after the commencement of any such proceeding against Tenant, such proceeding is not dismissed. For purposes of this Section 20.1(e), "Tenant" means Tenant and any partner of Tenant, if Tenant is a partnership, or any person or entity comprising Tenant, if Tenant is comprised of more than one person or entity, or any guarantor of Tenant's obligations, or any of them, under this Lease.

            20.2 Notice to Tenant. Upon the occurrence of any default, Landlord shall give Tenant notice thereof. Such notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by California Code of Civil Procedure Section 1161 or any similar or successor statute; and giving of such notice in the manner required by Article 28 shall replace and satisfy any service-of-notice procedures set forth in any statute, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute. If a time period is specified below for cure of such default, then Tenant may cure such default within such time period. To the fullest extent allowed by law, Tenant hereby waives any right under law now or hereinafter enacted to any other time period for cure of default.

                  a. Nonpayment of Rent. For failure to pay Rent, within three
(3) days after Landlord's notice is received, no cure period shall apply.

                  b. Other Obligations. For failure to perform any obligation, covenant, condition or agreement under this Lease (other than nonpayment of Rent, an assignment or subletting in violation of Article 17 or Tenant's abandonment of the Premises) within ten (10) days after Landlord's notice or, if the failure is of a nature requiring more than 10 days to cure, then an additional twenty (20) days after the expiration of such 10-day period, but only if Tenant commences cure within such 10-day period and thereafter diligently pursues such cure to completion within such additional 20-day period. If Tenant has failed to perform any such obligation, covenant, condition or agreement more than two (2) times during the Term and notice of such event of default has been given by Landlord in each instance, then no cure period shall apply.

                  c. No Cure Period. No cure period shall apply for an assignment or subletting in violation of Article 17 or Tenant's abandonment of the Premises.

            20.3 Remedies Upon Occurrence of Default. On the occurrence of a default which Tenant fails to cure after notice and expiration of the time period for cure, if any, specified in Section 20.2 above, Landlord shall have the right either (i) to terminate this Lease and recover possession of the Premises, or (ii) to continue this Lease in effect and enforce all Landlord's rights and remedies under California Civil Code Section 1951.4 (by which Landlord may recover Rent as it becomes due, subject to Tenant's right to assign pursuant to Article 17). Landlord may store any property of Tenant located in the Premises at Tenant's expense or otherwise dispose of such property in the manner provided by law. If Landlord does not terminate this Lease, Tenant shall in addition to continuing to pay all Rent when due, also pay Landlord's costs of attempting to relet the Premises, any repairs and alterations necessary to prepare the Premises for such reletting, and brokerage commissions and attorneys' fees incurred in connection therewith, less the rents, if any, actually received from such reletting. Notwithstanding Landlord's election to continue this Lease in effect, Landlord may at any time thereafter terminate this Lease pursuant to this Section 20.3.

            20.4 Damages Upon Termination. If and when Landlord terminates this Lease pursuant to Section 20.3, Landlord may exercise all its rights and remedies available under California Civil Code Section 1951.2, including the right to recover from Tenant the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided. As used herein and in Civil Code Section 1951.2, "time of award" means either the date upon which Tenant pays to Landlord the amount recoverable by Landlord, or the date of entry of any determination, order or judgment of any court or other legally constituted body determining the amount recoverable, whichever occurs first.

            20.5 Computation of Certain Rent for Purposes of Default. For purposes of computing unpaid Rent pursuant to Section 20.4 above, Escalation Rent for the balance of the Term shall be determined by averaging the amount paid by Tenant as Escalation Rent for the calendar year prior to the year in which the default occurred (or, if the prior year is the Base Year or such default occurs during the Base Year, Escalation Rent shall be based on Landlord's operating budget for the Building for the Base Year), increasing such average amount for each calendar year (or portion thereof) remaining in the balance of the Term at a per annum compounded rate equal to the mean average rate of increase for the preceding five (5) calendar years in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index (All Urban Consumers, All Items, 1982-1984 = 100) for San Francisco-Oakland-San Jose,

California, and adding together the resulting amounts. If such Index is discontinued or revised, such computation shall be made by reference to the index designated as the successor or substitute index by the United States Department of Labor, Bureau of Labor Statistics, or its successor agency, and if none is designated, by a comparable index as determined by Landlord in its sole discretion, which would likely achieve a comparable result to that achieved by the use of the Consumer Price Index. If the base year of the Consumer Price Index is changed, then the conversion factor specified by the Bureau, or successor agency, shall be utilized to determine the Consumer Price Index.

            20.6 Landlord's Right to Cure Defaults. If Tenant fails to pay Rent (other than Base Rent and Escalation Rent) required to be paid by it hereunder, or fails to perform any other obligation under this Lease, and Tenant fails to cure such default within the applicable cure period, if any, specified in
Section 20.2 above, then Landlord may, without waiving any of Landlord's rights in connection therewith or releasing Tenant from any of its obligations or such default, make any such payment or perform such other obligation on behalf of Tenant. All payments so made by Landlord, and all costs and expenses incurred by Landlord to perform such obligations, shall be due and payable by Tenant as Rent immediately upon receipt of Landlord's demand therefor.

            20.7 Remedies Cumulative. The rights and remedies of Landlord under this Lease are cumulative and in addition to, and not in lieu of, any other rights and remedies available to Landlord at law or in equity. Landlord's pursuit of any such right or remedy shall not constitute a waiver or election of remedies with respect to any other right or remedy.

            20.8 Landlord's Default. If Landlord fails to make a payment to Tenant when required, Landlord shall not be deemed in default until the expiration of thirty (30) days after written notice from Tenant. Landlord shall not be deemed in default of any other failure to perform unless Landlord fails to perform such obligation within thirty (30) days after receipt of written notice from Tenant, provided, however, if the nature of the obligation is such that it cannot be performed within the thirty (30) day period, Landlord shall have such additional time as may be reasonably necessary to complete performance. In no event shall Tenant be authorized to withhold Rent as an offset to any alleged default by Landlord.

            20.9 Notice to Lender. Whenever Tenant is required to serve notice of Landlord's failure to perform, written notice shall also be served at the same time upon any lender whose name and address has been previously given in writing to Tenant. Such lender shall have the periods of time to perform Landlord's obligations which are provided in this Lease. Said periods shall commence thirty (30) days after notice has been provided unless Landlord or lender is diligently pursuing a cure of the default. Representatives of the lender shall have the right to enter upon the Premises for this purpose. If possession of the Premises is necessary for performance, the lender shall have such further time to perform as may be necessary to obtain lawful possession of the Premises.

            20.10 Limitation of Landlord's Liability. Tenant shall look solely to the interest of Landlord in the Marketplace, subject to the prior rights of a lender, for the satisfaction of any judgment or other judicial process requiring the payment or encumbrance of money by Landlord in the event of any default by Landlord. No other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's rights. The term "Landlord" as used in this Section 20 shall be deemed to refer to a lender during the period, if any, that a lender owns the Marketplace after acquiring the Marketplace by foreclosure sale or deed in lieu of foreclosure.

      21. Subordination, Attornment and Nondisturbance.

            21.1 Subordination and Attornment. This Lease and all of Tenant's rights hereunder shall be subordinate to any ground lease or underlying lease, and the lien of any mortgage, deed of trust, or any other security instrument now or hereafter affecting or encumbering the Marketplace, or any part thereof or interest therein, and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof (an "encumbrance", the holder of the beneficial interest thereunder being referred to as an "encumbrancer"). An encumbrancer may, however, subordinate its encumbrance to this Lease, and if an encumbrancer so elects by notice to Tenant, this Lease shall be deemed prior to such encumbrance. If any encumbrance to which this Lease is subordinate is foreclosed, or a deed in lieu of foreclosure is given to the encumbrancer thereunder, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; and if any encumbrance consisting of a ground lease or underlying lease to which this Lease is subordinate is terminated, Tenant shall attorn to the lessor thereof. Tenant shall execute, acknowledge and deliver in the form requested by Landlord or any encumbrancer, any documents required to evidence or effectuate the subordination hereunder, or to make this Lease prior to the lien of any encumbrance, or to evidence such attornment.

            21.2 Nondisturbance. If any encumbrance to which this Lease is subordinate is foreclosed, or a deed in lieu of foreclosure is given to the encumbrancer thereunder, or if any encumbrance consisting of a ground lease or underlying lease to which this Lease is subordinate is terminated, this Lease shall not terminate, and the rights and possession of Tenant under this Lease shall not be disturbed if (i) no default by Tenant then exists under this Lease;
(ii) Tenant attorns to the purchaser, grantee, or successor lessor as provided in Section 21.1 above or, if requested, enters into a new lease for the balance of the Term upon the same terms and provisions contained in this Lease; and
(iii) Tenant enters into a written agreement in a form reasonably acceptable to such encumbrancer with respect to subordination, attornment and non-disturbance.

      22. Sale or Transfer by Landlord; Lease Non-Recourse.

            22.1 Release of Landlord on Transfer. Landlord may at any time transfer, in whole or in part, its right, title and interest under this Lease and in the Marketplace, or any portion thereof. If the original Landlord hereunder, or any successor to such original Landlord, transfers (by sale, assignment or otherwise) its right, title or interest in the Building and the new owner assumes all of Landlord's liabilities and obligations hereunder, all liabilities and obligations of the original Landlord or such successor under this Lease accruing after such transfer shall terminate, the original Landlord or such successor shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant shall attorn to each such new owner.

            22.2 Lease Nonrecourse to Landlord. Landlord shall in no event be personally liable under this Lease, and Tenant shall look solely to Landlord's interest in the Building, for recovery of any damages for breach of this Lease by Landlord or on any judgment in connection therewith. None of the persons or entities comprising or representing Landlord (whether partners, shareholders, officers, directors, trustees, employees, beneficiaries, agents or otherwise) shall ever be personally liable under this Lease or liable for any such damages or judgment and Tenant shall have no right to effect any levy of execution against any assets of such persons or entities on account of any such liability or judgment. Any lien obtained by Tenant to enforce any such judgment, and any levy of execution thereon, shall be subject and subordinate to all encumbrances as specified in Article 21 above.

      23. Estoppel Certificate.

            23.1 Procedure and Content. From time to time, and within ten (10) business days after written notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord a certificate as specified by Landlord certifying: (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and identifying each modification); (ii) the Commencement Date and Expiration Date; (iii) that Tenant has accepted the Premises (or the reasons Tenant has not accepted the Premises), and if Landlord has agreed to make any alterations or improvements to the Premises, that Landlord has properly completed such alterations or improvements (or the reasons why Landlord has not done so); (iv) the amount of the Base Rent and current Escalation Rent, if any, and the date to which such Rent has been paid; (v) that Tenant has not committed any event of default, except as to any events of default specified in the certificate, and whether there are any existing defenses against the enforcement of Tenant's obligations under this Lease; (vi) that no default of Landlord is claimed by Tenant, except as to any defaults specified in the certificate; and
(vii) such other matters as may be requested by Landlord.

            23.2 Effect of Certificate. Any such certificate may be relied upon by any prospective purchaser of any part or interest in the Marketplace or encumbrancer (as defined in Section 21.1) and, at Landlord's request, Tenant shall deliver such certificate to Landlord and/or to any such entity and shall agree to such notice and cure provisions and such other matters as such entity may reasonably require. In addition, at Landlord's request, Tenant shall provide to Landlord for delivery to any such entity such information, including financial information, that may reasonably be requested by any such entity; provided, however, that so long as Tenant is a company publicly traded on The New York Stock Exchange or NASDAQ, then Tenant shall only be obligated to provide to Landlord financial statements that are generally available to the public. Any such certificate shall constitute a waiver by Tenant of any claims Tenant may have in contravention to the information contained in such certificate and Tenant shall be estopped from asserting any such claim. If Tenant fails or refuses to give a certificate hereunder within the time period herein specified, then the information contained in such certificate as submitted by Landlord shall be deemed correct for all purposes, but Landlord shall have the right to treat such failure or refusal as a default by Tenant.

      24. No Light, Air, or View Easement. Nothing contained in this Lease shall be deemed, either expressly or by implication, to create any easement for light and air or access to any view. Any diminution or shutting off of light, air or view to or from the Premises by any structure which now exists or which may hereafter be erected, whether by Landlord or any other person, shall in no way affect this Lease or Tenant's obligations hereunder, entitle Tenant to any reduction of Rent, or impose any liability on Landlord.

      25. Holding Over. No holding over by Tenant shall operate to extend the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, unless otherwise agreed by Landlord in writing, then
(i) Base Rent shall be increased to equal 150% of the Base Rent then in effect;
(ii) Tenant shall indemnify, defend, protect and hold harmless Landlord, and any tenant to whom Landlord has leased all or part of the Premises, from any and all liability, loss, damages, costs or expense (including loss of Rent to Landlord or additional rent payable by such tenant and reasonable attorneys' fees) suffered or incurred by either Landlord or such tenant resulting from Tenant's failure timely to vacate the Premises; and (iii) such holding over by Tenant shall constitute a default by Tenant.

      26. Security Deposit.

            26.1 Application of Security Deposit. Tenant shall deposit with Landlord upon the execution of this Lease by Landlord and Tenant an irrevocable standby letter of credit (the "Letter of Credit") in the amount of One Hundred Fifty Two Thousand Five Hundred and 00/100 Dollars ($152,500.00) as the "Security Deposit" for the full and faithful performance of every provision of this Lease to be performed by Tenant. The Letter of Credit so deposited must strictly comply with the terms of Section 26.2. If Tenant defaults with respect to any provision of this Lease, after the expiration of any applicable cure or grace periods expressly provided for in this Lease, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any rent or other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit (including the Letter of Credit) only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Exercise by Landlord of its rights hereunder shall not constitute a waiver of, or relieve Tenant from any liability for, any default. If any portion of the Letter of Credit which is posted as the Security Deposit is drawn upon by Landlord for such purposes, Tenant shall within ten (10) days after written demand therefor: (i) deposit a replacement Letter of Credit with Landlord in substitution of the original Letter of Credit in the amount of the original Letter of Credit (in which case the original Letter of Credit shall be returned to Tenant) or (ii) amend the original Letter of Credit to increase the amount back to One Hundred Fifty Two Thousand Five Hundred and 00/100 Dollars ($152,500.00) following such draw. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest under this Lease) within thirty (30) days after the later of (i) the date of expiration or earlier termination of this Lease, or
(ii) vacation of the Premises by Tenant if the Premises has been left in the condition specified by this Lease. Landlord shall not be required to keep this Security Deposit separate from its general fund and Tenant shall not be entitled to interest on such Security Deposit. Landlord's receipt and retention of the Security Deposit shall not create any trust or fiduciary relationship between Landlord and Tenant. Upon termination of the original Landlord's (or any successor owner's) interest in the Premises, the original Landlord (or such successor) shall be released from further liability with respect to the Security Deposit upon the original Landlord's (or such successor's) compliance with California Civil Code Section 1950.7(d), or successor statute and successor's written assumption of Landlord's obligations with respect to the Security Deposit.

            26.2 Letter of Credit Provisions. The Letter of Credit shall be issued by a money-center bank (a bank which accepts deposits, which maintains accounts, which has a local Bay Area office which will negotiate a letter of credit and whose deposits are insured by the FDIC) whose financial strength shall be sufficient to meet liquidity demands with respect to issued letters of credit (such as Bank of America) and which is otherwise acceptable to Landlord. The Letter of Credit shall be issued for a term of at least twelve (12) months and shall be in a form and with such content reasonably acceptable to Landlord. Tenant shall either replace the expiring Letter of Credit with another Letter of Credit in an amount equal to the original Letter of Credit or renew the expiring Letter of Credit, in any event no later than sixty (60) days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right to draw upon the expiring Letter of Credit for the full amount thereof and hold the funds drawn as the Security Deposit. Any Letter of Credit deposited with Landlord during the final lease year of the Term must have an expiry date no earlier than the date which is thirty (30) days after the Expiration Date of the Term of this Lease. If Landlord notifies Tenant in writing that the bank which issued the Letter of Credit has become financially unacceptable (e.g., the bank is under investigation by governmental authorities, the bank no longer has the financial strength equivalent to Bank of America or has filed bankruptcy or reorganization proceedings), then Tenant shall have thirty (30) days to provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof. If Tenant does not so provide Landlord with a substitute Letter of Credit within such time period, then Landlord shall have the right to draw upon the current Letter of Credit and hold the funds drawn as the Security Deposit. The premium or purchase price of, or any other bank fees (including transfer or assignment fees) associated with, such Letter of Credit shall be paid by Tenant. The Letter of Credit shall be transferable, irrevocable and unconditional, so that Landlord, or its successor(s) in interest, may at any time draw on the Letter of Credit against sight drafts presented by Landlord, accompanied by Landlord's statement, made under penalty of perjury, that said drawing is in accordance with the terms and conditions of this Lease; no other document or certification from Landlord shall be required to negotiate the Letter of Credit and the Landlord may draw on any portion of the then uncalled upon amount thereof without regard to and without the issuing bank inquiring as to the right or lack of right of the holder of said Letter of Credit to effect such draws or the existence or lack of existence of any defenses by Tenant with respect thereto. The Letter of Credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and such use, application or retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

            26.3 Independent Contract. Tenant acknowledges and agrees that the Letter of Credit constitutes a separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord's claim under the Letter of Credit for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code.

            26.4 Transfer of the Letter of Credit. The Letter of Credit shall be transferable to any of the following parties: (i) any secured or unsecured lender of Landlord, (ii) any assignee, successor, transferee or other purchaser of all or any portion of the Building, or any interest in the Building, (iii) any partner, shareholder, member or other direct or indirect beneficial owner in Landlord (to the extent of their interest in the Lease). Further, in the event of any sale, assignment or transfer by the Landlord of its interest in the Premises or the Lease, Landlord shall have the right to assign or transfer the Letter of Credit to its grantee, assignee or transferee; and in the event of any sale, assignment or transfer, the landlord so assigning or transferring the Letter of Credit shall have no liability to the Tenant for the return of the Letter of Credit, and Tenant shall look solely to such grantee, assignee or transferee for such return, so long as such grantee, assignee or transferee assumes in writing all of Landlord's obligations with respect to the Letter of Credit. Tenant shall use best efforts to cooperate with Landlord and the bank to effect the transfer of the Letter of Credit and Tenant shall be responsible for all costs of the bank associated therewith.

      27. Waiver. Failure of Landlord to declare a default by Tenant upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare such default at any time after its occurrence. To be effective, a waiver of any provision of this Lease, or any default, shall be in writing and signed by the waiving party. Any waiver hereunder shall not be deemed a waiver of subsequent performance of any such provision or subsequent defaults. The subsequent acceptance of Rent hereunder, or endorsement of any check by Landlord, shall not be deemed to constitute an accord and satisfaction or a waiver of any preceding default by Tenant, except as to the particular Rent so accepted, regardless of Landlord's knowledge of the preceding default at the time of acceptance of the Rent. No course of conduct between Landlord and Tenant, and no acceptance of the keys to or possession of the Premises by Landlord before the Expiration Date shall constitute a waiver of any provision of this Lease or of any default, or operate as a surrender of this Lease.

      28. Notices and Consents; Tenant's Agent for Service. All notices, approvals, consents, demands and other communications from one party to the other given pursuant to this Lease shall be in writing and shall be made by personal delivery, by use of a reputable overnight courier service or by deposit in the United States mail, certified, registered or Express, postage prepaid and return receipt requested. Notices shall be addressed if to Landlord, to Landlord's Address, and if to Tenant, to Tenant's Address. Landlord and Tenant may each change their respective Addresses from time to time by giving written notice to the other of such change in accordance with the terms of this Article 28, at least ten (10) days before such change is to be effected. Any notice given in accordance with this Article 28 shall be deemed to have been given (i) on the date of personal delivery or (ii) on the earlier of the date of delivery or attempted delivery (as shown by the return receipt or other delivery record) if sent by courier service or mailed.

      29. Tenant's Authority. Tenant, and each of the persons executing this Lease on behalf of Tenant, represent and warrant that (i) Tenant is a duly formed, authorized and existing corporation, partnership or trust (as the case may be), (ii) Tenant is qualified to do business in California, (iii) Tenant has the full right and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (iv) each person signing on behalf of Tenant is authorized to do so. Tenant shall deliver to Landlord, upon Landlord's request, such certificates, resolutions, or other written assurances authorizing Tenant's execution and delivery of this Lease, and such financial information regarding Tenant and its constituent members, as requested by Landlord from time to time or at any time in order for Landlord to assess Tenant's then authority and/or ability to meet its obligations under this Lease.

      30. Automobile Parking.

            30.1 Tenant's Appurtenant Parking Rights. Subject to the terms and conditions contained in this Article 30, Landlord shall make available to Tenant parking spaces in the parking areas designated by Landlord for parking in the Marketplace (such areas being hereinafter collectively referred to as the "Parking Facility"). For purposes of this Lease, the term "Minimum Spaces" shall mean an amount equal to one (1) parking space for each 250 square feet of Rentable Area leased by Tenant in the Building. Tenant shall at all times provide to Landlord, upon Landlord's request, a list of all of the vehicle makes, colors and license plate numbers of all vehicles of Tenant's employees. Tenant's use of the parking spaces to be made available to Tenant shall be on a non-exclusive basis in common with other tenants in the Marketplace; and parking in such spaces shall be on a first-come-first-served, unassigned, non-reserved basis. The parking spaces to be made available to Tenant shall be in locations designated by Landlord; and Landlord reserves the right to designate different locations from time to time without any liability to Tenant and Tenant agrees that any such designation of a different location shall not give rise to any claims or offset against Landlord hereunder. Without limiting the generality of the foregoing, Landlord may restrict certain portions of the Parking Facility for the exclusive use of one or more tenants of the Marketplace (and their employees and agents) and may designate other areas in the Parking Facility to be used at large only by licensees, customers and invitees of tenants of the Marketplace; and Landlord may in its sole and absolute discretion restrict or prohibit the use of the Parking Facility by any vehicles other than passenger automobiles such as full-sized vans or trucks. Notwithstanding the foregoing, Landlord shall not exercise any of the foregoing rights in a manner which would permanently reduce the total number of parking spaces available to Tenant on a non-exclusive basis to a number less than the Minimum Spaces. Tenant shall not permit any vehicles belonging to Tenant or any of Tenant's subtenants or any of their respective employees, agents, customers, contractors or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. In its use of the Parking Facilities Tenant shall comply (and shall cause each of its subtenants and each of their respective employees, agents, customers, contractors and invitees to comply) with any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator. Landlord or Landlord's parking operator shall have the right to cause to be removed any vehicles of Tenant, its subtenants or any of their respective employees, agents, licensees, customers or invitees, that are parked in violation of any of the provisions of this Article 30 or of the regulations and rules then established by Landlord, and to charge all of the costs incurred by Landlord in connection with such removal to Tenant and Tenant shall pay the amount of all such costs to Landlord as additional rent within five (5) days after receipt of written demand from Landlord. Any such removal shall be without liability of any kind to Landlord or Landlord's parking operator or their respective employees or agents; and Tenant shall protect, defend, indemnify and hold Landlord and Landlord's parking operator and their respective employees and agents from and against any and all claims, losses, damages, demands, costs and expenses (including reasonable attorneys' fees) which may be asserted against or incurred by any of such indemnified parties arising out of or in connection with such removal of any automobiles.

            30.2 Parking Fee. During the Term, Landlord shall impose no charge on Tenant for use of the Parking Facility. If any governmental authority having jurisdiction charges Landlord a fee for parking during the Term, Landlord shall have the right to include as Operating Expenses such parking fees.

            30.3 Allocation of Risk. Landlord shall have no obligation to monitor the use of the Parking Facility. The use of the Parking Facility by the employees of Tenant and its subtenants shall be at the sole risk of Tenant, its subtenants and their respective employees. Unless caused by the sole active gross negligence or willful misconduct of Landlord, Landlord shall have no responsibility or liability for any injury or damage to any person or property by or as a result of the use of the Parking Facility by Tenant and its subtenants and their respective employees, whether by theft, collision, criminal activity, or otherwise; and Tenant hereby assumes, for itself, its subtenants and their respective employees, all risks associated with any such occurrences in or about the Parking Facility.

      31. Tenant to Furnish Financial Statements. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly deliver to Landlord, from time to time, upon Landlord's written request, financial statements (including a balance sheet and statement of income and expenses on an annualized basis) reflecting Tenant's then current financial condition; provided, however, that so long as Tenant is a company publicly traded on The New York Stock Exchange or NASDAQ, then Tenant shall only be obligated to provide to Landlord financial statements that are generally available to the public. Such statements shall be delivered to Landlord within fifteen (15) days after Tenant's receipt of Landlord's request. Tenant represents and warrants that all financial statements, records, and information furnished by Tenant to Landlord in connection with this Lease are and shall be true, correct and complete in all respects.

      32. Tenant's Signs. Without Landlord's prior consent, which Landlord may withhold in its sole discretion, Tenant shall not place on the Premises or on the Building any exterior signs nor any interior signs that are visible from the exterior of the Premises or Building. Tenant shall pay all costs and expenses relating to any sign approved by Landlord, including without limitation, the cost of design, installation, maintenance and removal of any sign. On the date of expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove all signs and repair any damage caused by such removal. Notwithstanding the foregoing,

Landlord shall provide Tenant signage on the Building's lobby directory identifying Tenant's Premises in a form consistent with the Building's standard signage for the directory and signage in the lobby of Tenant's Premises in a form consistent with the Building's standard signage for suite entrances.

      33. Miscellaneous.

            33.1 No Joint Venture. This Lease does not create any partnership or joint venture or similar relationship between Landlord and Tenant.

            33.2 Successors and Assigns. Subject to the provisions of Article 17 regarding assignment, all of the provisions, terms, covenants and conditions contained in this Lease shall bind, and inure to the benefit of, the parties and their respective successors and assigns.

            33.3 Construction and Interpretation. The words "Landlord" and "Tenant" include the plural as well as the singular. If there is more than one person comprising Tenant, the obligations under this Lease imposed on Tenant are joint and several. References to a party or parties refers to Landlord or Tenant, or both, as the context may require. The captions preceding the Articles, Sections and subsections of this Lease are inserted solely for convenience of reference and shall have no effect upon, and shall be disregarded in connection with, the construction and interpretation of this Lease. Use in this Lease of the words "including", "such as", or words of similar import when following a general matter, shall not be construed to limit such matter to the enumerated items or matters whether or not language of nonlimitation (such as "without limitation") is used with reference thereto. All provisions of this Lease have been negotiated at arm's length between the parties and after advice by counsel and other representatives chosen by each party and the parties are fully informed with respect thereto. Therefore, this Lease shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof, or by reason of the status of the parties as Landlord or Tenant, and the provisions of this Lease and the Exhibits hereto shall be construed as a whole according to their common meaning in order to effectuate the intent of the parties under the terms of this Lease.

            33.4 Severability. If any provision of this Lease, or the application thereof to any person or circumstance, is determined to be illegal, invalid or unenforceable, the remainder of this Lease, or its application to persons or circumstances other than those as to which it is illegal, invalid or unenforceable, shall not be affected thereby and shall remain in full force and effect, unless enforcement of this Lease as so invalidated would be unreasonable or grossly inequitable under the circumstances, or would frustrate the purposes of this Lease.

            33.5 Entire Agreement; Amendments. This Lease, together with the Exhibits hereto and any Addenda identified on the Basic Lease Information, contains all the representations and the entire agreement between the parties with respect to the subject matter hereof and any prior negotiations, correspondence, memoranda, agreements, representations or warranties are replaced in total by this Lease, the Exhibits hereto and such Addenda. Neither Landlord nor Landlord's agents have made any warranties or representations with respect to the Premises or any other portion of the Marketplace, except as expressly set forth in this Lease. This Lease may be modified or amended only by an agreement in writing signed by both parties.

            33.6 Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

            33.7 Litigation Expenses. If either party brings any action or proceeding against the other (including any cross-complaint, counterclaim or third party claim) to enforce or interpret this Lease or otherwise arising out of this Lease, the prevailing party in such action or proceeding shall be entitled to its costs and expenses of suit, including reasonable attorneys' fees and accountants' fees.

            33.8 Standards of Performance and Approvals. Unless otherwise provided in this Lease, (i) each party shall act in a reasonable manner in exercising or undertaking its rights, duties and obligations under this Lease and (ii) whenever approval, consent or satisfaction (collectively, an "approval") is required of a party pursuant to this Lease or an Exhibit hereto, such approval shall not be unreasonably withheld or delayed. Unless provision is made for a specific time period, approval (or disapproval) shall be given within thirty (30) days after receipt of the request for approval. Nothing contained in this Lease shall, however, limit the right of a party to act or exercise its business judgment in a subjective manner with respect to any matter as to which it has been (A) specifically granted such right, (B) granted the right to act in its sole discretion or sole judgment, or (C) granted the right to make a subjective judgment hereunder, whether "objectively" reasonable under the circumstances and any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing implied by law to be part of this Lease. The parties have set forth in this Lease their entire understanding with respect to the terms, covenants, conditions and standards pursuant to which their obligations are to be judged and their performance measured, including the provisions of Article 17 with respect to assignments and sublettings.

            33.9 Brokers. Landlord shall pay to Landlord's Broker and Tenant's Broker as specified in the Basic Lease Information of this Lease, a commission in connection with such Brokers' negotiation of this Lease pursuant to a separate agreement or agreements between Landlord and such Brokers. Other than the Brokers specified in the Basic Lease Information of this Lease, Landlord and Tenant each represent and warrant to the other that no broker, agent, or finder has procured or was involved in the negotiation of this Lease and no such broker, agent or finder is or may be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant shall each indemnify, defend, protect and hold the other harmless from and against any and all liability, loss, damages, claims, costs and expenses (including reasonable attorneys' fees) resulting from claims that may be asserted against the indemnified party in breach of the foregoing warranty and representation. If Landlord fails to pay the commission due Tenant's Broker pursuant to the terms of the separate agreement between Landlord and Tenant's Broker, Tenant shall be entitled to offset Base Rent due under this Lease in the amount of the commission then due and owing Tenant's Broker provided that each month Tenant provides evidence satisfactory to Landlord that Tenant has paid the outstanding commission due Tenant's Broker in the amount of, and in lieu of payment of, Base Rent due for such month.

            33.10 Memorandum of Lease. Tenant shall, upon request of Landlord, execute, acknowledge and deliver a short form memorandum of this Lease (and any amendment hereto) in form suitable for recording. In no event shall this Lease or any memorandum thereof be recorded by Tenant.

            33.11 Quiet Enjoyment. Upon paying the Rent and performing all its obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord, subject, however, to the provisions of this Lease and any encumbrances as specified in Article 21.

            33.12 Surrender of Premises. Upon the Expiration Date or earlier termination of this Lease, Tenant shall quietly and peacefully surrender the Premises to Landlord in the condition specified in Article 9 above. On or before the Expiration Date or earlier termination of this Lease, Tenant shall remove all of its personal property from the Premises and repair at its cost and expense all damage to the Premises or Marketplace caused by such removal. All personal property of Tenant not removed hereunder shall be deemed, at Landlord's option, to be abandoned by Tenant and Landlord may store such property in Tenant's name at Tenant's expense and/or dispose of the same in any manner permitted by law.

            33.13 Name of Building; Address. Tenant shall not use the name of the Building or Marketplace for any purpose other than as the address of the business conducted by Tenant in the Premises. Tenant shall, in connection with all correspondence, mail or deliveries made to or from the Premises, use the official Building address specified from time to time by Landlord.

            33.14 Exhibits. The Exhibits specified in the Basic Lease Information are by this reference made a part hereof.

            33.15 Time of the Essence. Time is of the essence of this Lease and of the performance of each of the provisions contained in this Lease.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the Lease Date.

LANDLORD:

CHRISTIE AVENUE PARTNERS - JS,
a California limited partnership

By:   64th Street Partners,
      a California limited partnership
      Its: General Partner

      By:   TMG Partners,
            a California corporation
            Its:  General Partner


            By:
                  -------------------------

            Its:
                  -------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

TENANT:

NETOPIA, INC.
a Delaware corporation


By:
    --------------------------
Name: Alan B. Lefkof
Its: President and CEO


By:
    --------------------------
Name:  David A. Kadish
Its: Senior Vice President and General Counsel

                                    EXHIBIT A

                             FLOOR PLANS OF PREMISES

                                    EXHIBIT B

                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT C

                              INTENTIONALLY DELETED

                                    EXHIBIT D

                              RULES AND REGULATIONS


      1. The sidewalks, entrances, lobby, elevators, stairways and public corridors shall be used only as a means of ingress and egress and shall remain unobstructed at all times. Loitering in any part of the Building or obstruction of any means of ingress or egress shall not be permitted.

      2. Plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers, trash or other substances of any kind shall be thrown into them. Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, drive nails, screws or drill into, paint, or in any way mar any Building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant any damage to the walls or other surfaces, except minor nail holes, shall be repaired by Tenant.

      3. No awning, shade, advertisement or notice shall be inscribed, painted, displayed or affixed on, in or to any window, door or balcony or any other part of the outside or inside of the Building or the demised premises. No window displays or other public displays shall be permitted without the prior written consent of Landlord. All tenant identification on public corridor doors beyond building standard will be installed by Landlord but the cost shall be paid by tenant. The directory of the Building will be provided exclusively for the display and location of the building tenant only and Landlord reserves the right to exclude all other names there from. All requests for listing on the Building directory shall be submitted to the office of Landlord in writing. Landlord reserves the right to approve all listings on the Building directory. Any change requested by Tenant of Landlord of the name or names posted on directory, after initial posting, will be charged to Tenant.

      4. Subsequent to the initial build out of the Premises, the cost of any special electrical circuits for items such as copying machines, computers, microwaves, etc., shall be borne by Tenant. Prior to installation of equipment Tenant must receive written approval from Landlord.

      5. The weight, size and position of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord and shall, in all cases, stand on metal plates of such size as shall be prescribed by Landlord. Tenant shall reimburse Landlord for the cost of Landlord's architect or structural engineer in reviewing the weight and locations of unusually heavy equipment. The repair of any damage done to the Building or property therein by putting in or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

      6. All freight, furniture, fixtures and other personal property shall be moved into, within and out of the Building at times designated by and under the supervision of Landlord and in accordance with such regulations as may be posted in the office of the Building manager. In no event will Landlord be responsible for any loss or damage to such freight, furniture, fixtures or personal property from any cause except for the willful misconduct of Landlord, its agents, employees or contractors or a breach of Landlord's obligations under this Lease.

      7. No improper noises, vibrations or odors will be permitted in the Building, nor shall any person be permitted to interfere in any way with tenants or those having business with them. No person will be permitted to bring or keep within the Building any animal, bird or bicycle or any toxic or flammable substances without Landlord's prior permission, except for any seeing eye dog or other animal at the Premises to assist the physically impaired. No person shall throw trash, refuse, cigarettes or other substances of any kind any place within or out of the Building except in the refuse containers provided therefore. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Building.

      8. All re-keying of office doors or changes to the card access system, after occupancy, will be at the expense of Tenant. Tenant shall not re-key any doors, add additional locks to doors or change the card access system in any way without making prior arrangements with Landlord.

      9. Tenant will not install or use any window coverings except those provided by Landlord.

      10. If Tenant uses the Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building used by Tenant or take such other steps as are necessary to secure the Building's doors immediately after entering or leaving the Building.

      11. If Tenant requires telegraphic, telephonic, burglar or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

      12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning systems.

      13. Landlord reserves the right, exercisable with thirty (30) days notice and without liability to Tenant, to change the name and street address of the Building.

      14. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or boot blacking services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord, and except for a kitchen, microwave oven, water coolers and vending machines for the use of Tenant and its employees and invitees.

      15. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building elsewhere. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building, are prohibited, and each tenant shall cooperate to prevent same.

      16. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards, or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

      17. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles. Further, Landlord may designate reserved parking areas for car pools, vanpools or reserved parking.

      18. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

      19. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to his occupancy of the Premises.

                                    EXHIBIT E

                             COMMENCEMENT MEMORANDUM

                            ___________________, 2003

Lease Date:             December 9, 2002

Landlord:               Christie Avenue Partners - JS, a California limited
                        partnership

Tenant:                 Netopia, Inc., a Delaware corporation

Premises:               Approximately 30,438 square feet of Rentable Area
                        located on the fourth and fifth floor of the Building

Pursuant to Section 3 of the above referenced Lease, the Commencement Date as defined in Section 3 shall be _________________________.

LANDLORD:

CHRISTIE AVENUE PARTNERS - JS,
a California limited partnership

By:   64th Street Partners,
      a California limited partnership
      Its: General Partner

      By:   TMG Partners,
            a California corporation
            Its:  General Partner


            By:
                  -------------------------


            Its:
                  -------------------------

TENANT:

NETOPIA, INC.
a Delaware corporation


By:
    --------------------------
Its:
     -------------------------


By:
    --------------------------
Its:
     -------------------------

                                    EXHIBIT F

                                BUILDING HOLIDAYS


Below is a list of current Holidays on which the Building is officially closed.

                  o     New Year's Day

                  o     Martin Luther King Day

                  o     President's Day

                  o     Memorial Day

                  o     Independence Day

                  o     Labor Day

                  o     Thanksgiving Day and the Day After Thanksgiving

                  o     Christmas Day